As filed with the Securities and Exchange Commission on January 23 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4786

Ariel Investment Trust
(Exact name of registrant as specified in charter)

200 East Randolph Drive
Suite 2900
Chicago, Illinois, 60601
(Address of principal executive offices) (Zip code)

Mareile Cusack
200 East Randolph Drive
Suite 2900
Chicago, Illinois 60601
(Name and address of agent for service)

with a copy to:

Arthur Don, Esq.
Greenberg Traurig, LLP
77 West Wacker Drive
Suite 3100
Chicago, IL 60601

Registrant's telephone number, including area code: (312) 726-0140

Date of fiscal year end: September 30, 2011
Date of reporting period:  September 30, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1).

THE PATIENT INVESTOR

Annual Report
September 30, 2011

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market.  In reviewing the materials contained in The Patient Investor and this Annual Report, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek.  We candidly discuss a number of individual companies.  Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund invest primarily in small and/or midsized companies.  Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms.  Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market.  Additionally, Ariel Focus Fund invests in large-capitalization stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds.  Equity investments are affected by market conditions.

Performance data quoted is past performance and does not guarantee future results.  The performance stated in this document assumes the reinvestment of dividends and capital gains.  We caution shareholders that we can never predict or assure future returns on investments.  The investment return and principal value of an investment with our Funds will fluctuate over time so that your shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted in this report.  For the period ended September 30, 2011, the average annual total returns for the one-, five- and ten-year periods for Ariel Fund and Ariel Appreciation Fund were  -14.11%,  -3.39% and +4.09%; and  -7.86%, +0.01% and +5.17%, respectively.  For the period ended September 30, 2011, the average annual total returns of Ariel Focus Fund for the one- and five-year and since inception (June 30, 2005) periods were -2.07%, -1.91% and -0.25%, respectively.  Ariel Discovery Fund has an inception date of January 31, 2011, and does not yet have performance for the one-, five- and the ten-year periods.  For the period ended September 30, 2011, the total return of Ariel Discovery Fund since inception was -22.90%.  To access our performance data current to the most recent month-end, visit our website, arielinvestments.com.

As of September 30, 2010, as shown in the Funds’ current prospectus, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.06% and 1.18%, respectively.  As of September 30, 2010, as shown in the Funds’ current prospectus, Ariel Focus Fund has an annual net expense ratio of 1.25% and a gross expense ratio of 1.58%.  As of September 30, 2011, Ariel Fund and Ariel Appreciation Fund had annual expense ratios of 1.04% and 1.15%, respectively.  As of September 30, 2011, Ariel Focus Fund had an annual net expense ratio of 1.25% and a gross expense ratio of 1.51%.  The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2013.  After that date, there is no assurance such expenses will be limited.  Because Ariel Discovery Fund is new, expenses are based on estimated amounts for the current fiscal year.  As shown in the Fund’s current prospectus, Ariel Discovery Fund had an estimated annualized net expense ratio of 1.50% and an annualized gross expense ratio of 4.02%.  As of September 30, 2011, Ariel Discovery Fund has an annualized net expense ratio of 1.50% and an annualized gross expense ratio of 6.75%.  The Fund’s adviser, Ariel Investments, LLC is contractually obligated to waive fees or reimburse expenses in order to limit the Fund’s total annual operating expenses to 1.50% of net assets through the end of the fiscal year ending September 30, 2014.  After that date, there is no assurance that such expenses will be limited.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing.  For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com.  Please read the summary prospectus or full prospectus carefully before investing.  Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk Year-end planning

We will begin mailing your 2011 tax forms at the end of January 2012.  As a shareholder, you may receive one or more of the following forms depending on the type of account you have with us:

Form	Description
Form 1099 DIV (mailed by February 15, 2012)
Reports taxable ordinary income, qualified dividends and capital gains distributed to non-retirement accounts.  You will not receive this form if you only have a retirement account (e.g., IRA) or your distributions per fund are less than $10.

Form 1099-Q (mailed by January 31, 2012)	Reports withdrawals from education savings accounts (e.g., Coverdell accounts).
Form 1099-R (mailed by January 31, 2012)	Reports withdrawals from retirement accounts. This form also reports re-characterizations, rollovers, conversions or excess contribution removals.
Form 1099-B (mailed by February 15, 2012)	Reports redemptions or exchanges from non-retirement accounts.
Form 5498 (mailed by May 31, 2012) and Form 5498-ESA (mailed by April 30, 2012)	Reports contributions made to retirement (5498) and education savings accounts (5498-ESA) through the April 17, 2012 tax deadline.

Take advantage of eDelivery

Instead of waiting for your tax forms to come through the mail, access them sooner by signing up for eDelivery.  With eDelivery, you can receive your quarterly account statements, prospectuses, fund reports and tax documents online rather than by regular mail.  Taking advantage of this service not only decreases the clutter in your mailbox, but it also reduces Fund expenses by lowering printing and postage costs. And best of all, eDelivery is safe, timely and convenient!

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: For the brutal three months ending September 30, 2011, Ariel Fund lost -28.62% during the quarter with our financial names as our biggest detractor.  Meanwhile, the Russell 2500 Value Index declined -21.10% and the Russell 2500 Index fell -21.22%.  Unfortunately, Ariel Appreciation Fund was also weighed down by its financial holdings and gave back -24.01% during the period when the Russell Midcap Value Index fell -18.46% and the Russell Midcap Index tumbled -18.90%.  While small and mid-sized companies experienced the brunt of the market’s fall, large companies also suffered as evidenced by the -13.87% return of the S&P 500 Index, which was its “worst quarterly loss since 2008.”1

For the one-year period ending September 30, 2011, Ariel Fund declined -14.11% versus a loss of -4.70% for the Russell 2500 Value Index.  During the same period, Ariel Appreciation Fund declined -7.86% compared to the Russell Midcap Value Index, which lost -2.36%.  Meanwhile, the S&P 500 Index gained +1.14% over the one-year period, highlighting the same theme we saw during the third quarter: small and mid-sized companies experienced sharper declines than large companies.  Top detractors for both funds were in the financial sector, which has been under seige—specifically, Jones Lang LaSalle Inc. (JLL) and Lazard Ltd (LAZ) lost -39.78% and -38.92%, respectively.  The consumer sector contributed positively to both  funds with Nordstrom, Inc. (JWN) returning +25.26% and J.M. Smucker Co. (SJM) increasing +23.56%.  Additionally, Ariel Appreciation Fund benefitted from its holding in global health care company Baxter Intl Inc. (BAX), which increased +20.40% this past fiscal year.

With growing sovereign debt concerns and European banks potentially exposed to big losses, there was universal pain—from U.S. equities to international stocks to high-flying commodities like gold—nothing was spared from the wreckage.  If that was not enough, a dangerous political standoff related to the U.S. debt ceiling followed by America’s historic downgrade from AAA to AA+ conveniently added fuel to the fire.  As The Wall Street Journal perfectly summed, “During the third quarter, markets were tossed to and fro on a daily—even hourly—basis by the latest news from Washington or European capitals.”2 But this time, the culprits were not the companies but their countries.

The Ariel View—A Time to Buy
During times of great uncertainty, people are overly influenced by headlines and pundits, rumor and chatter.  Facts often take a back seat to speculation.  These days, the sheer grandness of the notion of global deleveraging stops many investors in their tracks.  The fear is palpable.  But as we sort through the macroeconomic noise in order to synthesize our extensive research inputs, we embrace a fundamental thesis espoused by Warren Buffett: “Markets are stronger than governments—you can’t stop them.”3 While some professional investors are working to parse the debt issue into a thousand pieces, we recognize that much is unknowable when it comes to governments and therefore remain focused on well-defined micro issues—more specifically, individual companies and their prospects in varying market conditions.  Despite the gloomy backdrop, it is here that the news is so encouraging.  As Barron’s recently noted, “…American corporations rarely have been in better shape, with generally robust profits and balance sheets flush with more than $1 trillion in cash.”4 Heartened by their expanding coffers, our portfolio executives are mostly bullish about their own corporate growth prospects although still pessimistic about the broader business environment.  Fortunately, we have seen this movie before.  Negative sentiment and hence low expectations, joined with sturdy companies, are often a recipe for success.

The Patient Investor	September 30, 2011	2	Slow and Steady Wins the Race

When uncertainty devolves to chaos and then panic, when companies manage to eke out profits in a middling economy, when as one Wall Street strategist observes, “the expectations bar is on the floor,” it is a time to buy.5 The problem is that most investors do not view negative returns and extreme volatility opportunistically.  As Barron’s recently noted, “As oft-quoted as Buffett is—few people have the guts to actually do what he says.  Whenever people have a chance to be greedy when others are fearful…they tend to be too terrified to do anything…it is precisely because of volatility that long-term investors should summon their inner Buffett and buy quality stocks or add to positions…”6 As self-proclaimed Buffett wannabees, we have been doing just that! Accordingly, we have initiated positions in a number of industry leaders that were dramatically oversold during the quarter.

In Ariel Fund, we aggressively added to a number of our poorest performers on weakness.  Be assured that our accumulation of additional shares was not a knee-jerk reaction, but a function of our deep knowledge of the intrinsic worth of our holdings.  We also initiated positions in health care components manufacturer Symmetry Medical Inc. (SMA); private equity leader KKR & Co. L.P. (KKR); animal testing specialist, Charles River Laboratories Intl Inc. (CRL); as well as circuit protection device manufacturer Littelfuse, Inc. (LFUS), a company we have owned previously in Ariel Fund, Ariel Appreciation Fund and other portfolios.  To take advantage of these more compelling values, we eliminated our holdings in Anixter Intl Inc. (AXE), HCC Insurance Holdings, Inc. (HCC) and PrivateBancorp, Inc. (PVTB).

As far as Ariel Appreciation Fund, we traded out of long-time holding consumer products manufacturer Clorox Co. (CLX) as well as business data provider Dun & Bradstreet Corp. (DNB) in order to initiate a position in oversold financial names like KKR, which we believed to be a screaming buy as its shares fell from $16 to $10 between July and August.  Similarly, we bought shares in alternative investment manager, Blackstone Group L.P. (BX) as its stock plummeted from $18 to $12.  We also began buying diversified health care products company Hospira, Inc. (HSP), which has been held in Ariel Fund and other portfolios.  Admittedly, Hospira has been the one new mid cap name to come out of the gate with a significant earnings disappointment and trade down since our purchase.  Like most value managers, we know we can be early when establishing a position.  And yet, we remain open to any and all lessons that can be learned when our initial analysis misses.

While we did not expect to be presented with another major league buying opportunity so soon after the ’08 financial debacle, this summer’s equivalent of a stock market curve ball feels like a fat pitch.  In fact, the early results are encouraging.  Thus far, we have made up a significant amount of ground since the market bottomed on October 3rd through yesterday, October 27th, as this letter went to press.  Between Ariel Fund and Ariel Appreciation Fund, 22 holdings have rebounded +30% or more from their lows; 18 stocks have jumped +20 to +29%; and 10 issues are up +10 to +19%.  In fact, as depicted below, our year-to-date returns no longer look as alarming as the losses reported for the nine-month snapshot ended September 30, 2011.

Tested Mettle
The Greek poet Homer once said, “Adversity has the effect of eliciting talents which in prosperous circumstances would have lain dormant.” In recent years, stock market investing has been a testament to adversity.  For some, this kind of hardship discourages and defeats.  For us, it enlightens and emboldens.  Our mettle continues to be tested, but we do believe we are getting better with time.  While we are encouraged by recent results, we are keeping our eyes on the prize and remain convinced that the greatest rewards for patient investors are realized over the long-term.

	Performance Rebound
	3Q11	YTD	4Q11	YTD
	06/30/11-	through	09/30/11-	through
	09/30/11	09/30/11	10/27/11	10/27/11
Ariel Fund	-28.62%	-24.36%	+19.62%	-9.51%
Russell 2500 Value Index	-21.10%	-16.29%	+17.38%	-1.75%
Russell 2500 Index	-21.22%	-14.87%	+17.93%	+0.39%
Ariel Appreciation Fund	-24.01%	-17.88%	+18.16%	-2.97%
Russell Midcap Value Index	-18.46%	-13.01%	+15.44%	+0.42%
Russell Midcap Index	-18.90%	-12.34%	+15.89%	+1.59%
S&P 500 Index	-13.87%	-8.68%	+13.70%	+3.83%

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

1 DeAenlle, Conrad. “This Time, Uncertainty Took Its Toll.” New York Times. 9 Oct. 2011.  Print.
2 Lauricella, Tom. “Spooked Investors Seek Safety: Volatile Quarter Leaves Markets’ Victims Wondering What’s Next; No Bad News May Be Good News.” The Wall Street Journal. 3 Oct. 2011.  Print.
3 Buffett, Warren. Fortune Women’s Conference.  Laguna Beach, CA. 4 Oct. 2011.
4 Bary, Andrew. “Attention, Shoppers.  It’s Time to Buy.” Barron’s. 8 Aug. 2011.  Print.
5 Lauricella, Tom. “Spooked Investors Seek Safety: Volatile Quarter Leaves Markets’ Victims Wondering What’s Next; No Bad News May Be Good News.” The Wall Street Journal. 3 Oct. 2011.  Print.
6 Sears, Steven M. “Be More Like Buffett: Buy Fear.” Barron’s. 22 Aug. 2011.  Print.

arielinvestments.com	4	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The no-load Ariel Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations between $1 billion and $5 billion.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2011
	3rd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Fund	-28.62%	-14.11%	0.77%	-3.39%	4.09%	7.59%	9.79%
Russell 2500TM Value Index	-21.10%	-4.70%	0.08%	-1.69%	7.24%	8.38%	10.20%
Russell 2500TM Index	-21.22%	-2.22%	2.25%	0.19%	7.08%	7.23%	9.52%
S&P 500® Index	-13.87%	1.14%	1.23%	-1.18%	2.82%	5.23%	8.82%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

SECTOR WEIGHTINGS (%)
		Russell
		2500	Russell	S&P
	Ariel	Value	2500	500
	Fund†	Index	Index	Index

Consumer discretionary	36.08	13.19	14.64	12.49

Financial services	26.80	33.41	22.55	14.66

Health care	12.31	5.66	11.00	11.97

Producer durables	11.44	13.35	14.42	10.73

Consumer staples	6.01	3.16	3.38	10.27

Materials & processing	5.17	6.84	7.96	3.70

Energy	2.19	3.54	5.68	11.66

Technology	0.00	8.02	12.97	17.48

Utilities	0.00	12.85	7.40	7.04

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2011)				1.04%

TOP TEN EQUITY HOLDINGS
1	Gannett Co., Inc.	3.9%	6	CBRE Group, Inc.	3.6%
	Largest U.S. newspaper company			World’s largest commercial
	and publisher of USA Today			real estate services firm

2	Janus Capital Group Inc.	3.9%	7	Interpublic Group of Cos., Inc.	3.6%
	Diversified asset management			Global holding company of
	company			advertising and marketing
				services companies
3	Hospira, Inc.	3.9%
	Diversified health care company		8	International Game Technology	3.6%
				Leading manufacturer and
4	Royal Caribbean Cruises Ltd.	3.8%		operator of computerized casino
	World’s second largest cruise			gaming machines
	company
			9	Fair Isaac Corp.	3.5%
5	Jones Lang LaSalle Inc.	3.8%		Provider of credit analysis and
	Leading commercial real estate			financial data management
	services firm
			10	Brady Corp.	3.3%
				Premier manufacturer of signs,
				labels and identity badges

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2500TM Index measures the performance of small to mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Fund Statistical Summary

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Symmetry Medical Inc.	SMA	7.72	7.08	10.29	0.71	0.47	0.60	10.9	16.4	12.9	280
Interface, Inc.	IFSIA	11.86	11.02	20.48	0.28	0.62	0.95	42.4	19.1	12.5	695
Meredith Corp.	MDP	22.64	21.16	37.51	1.78	2.74	2.59	12.7	8.3	8.7	820
Fair Isaac Corp.	FICO	21.83	20.89	31.81	1.46	1.44	2.08	15.0	15.2	10.5	843
Contango Oil & Gas Co.	MCF	54.71	49.54	67.25	2.38	3.02	3.98	23.0	18.1	13.7	855
Littelfuse, Inc.	LFUS	40.21	37.96	66.38	0.63	3.71	4.25	63.8	10.8	9.5	925
Herman Miller, Inc.	MLHR	17.86	15.63	28.94	0.84	0.79	1.41	21.3	22.6	12.7	1,039
Brink's Co.	BCO	23.31	21.71	34.46	1.76	1.47	2.11	13.2	15.9	11.0	1,091
Janus Capital Group Inc.	JNS	6.00	5.80	14.57	0.41	0.91	0.77	14.6	6.6	7.8	1,119
Simpson Manufacturing Co., Inc.	SSD	24.93	23.86	31.67	0.25	1.03	1.17	99.7	24.2	21.3	1,204
Brady Corp.	BRC	26.43	24.44	38.73	1.85	2.26	2.55	14.3	11.7	10.4	1,302
First American Financial Corp.	FAF	12.80	12.45	17.37	1.52	1.27	0.77	8.4	10.1	16.6	1,348
Charles River Laboratories Intl Inc.	CRL	28.62	27.76	42.84	2.38	1.99	2.45	12.0	14.4	11.7	1,470
Sotheby's	BID	27.57	27.53	55.67	0.22	2.34	2.99	125.3	11.8	9.2	1,862
City National Corp.	CYN	37.76	37.13	63.71	0.50	2.02	3.28	75.5	18.7	11.5	2,009
Bio-Rad Laboratories, Inc.	BIO	90.77	84.02	126.98	6.08	6.56	6.85	14.9	13.8	13.3	2,079
Washington Post Co.	WPO	326.97	309.42	455.69	11.60	32.82	24.38	28.2	10.0	13.4	2,164
Jones Lang LaSalle Inc.	JLL	51.81	48.49	107.84	2.32	3.96	4.87	22.3	13.1	10.6	2,250
Gannett Co., Inc.	GCI	9.53	8.28	18.93	1.75	2.53	2.18	5.4	3.8	4.4	2,295
KKR & Co. L.P.	KKR	10.40	10.07	19.16	2.73	2.83	1.10	3.8	3.7	9.5	2,319
DeVry Inc.	DV	36.96	35.03	66.85	3.12	4.28	4.57	11.8	8.6	8.1	2,529
Lazard Ltd	LAZ	21.10	20.90	46.54	(1.68)	1.80	1.98	NM	11.7	10.7	2,541
IDEX Corp.	IEX	31.16	30.09	47.50	1.61	2.16	2.73	19.4	14.4	11.4	2,589
Mohawk Industries, Inc.	MHK	42.91	39.93	68.86	2.61	3.39	4.45	16.4	12.7	9.6	2,950
Dun & Bradstreet Corp.	DNB	61.26	60.44	87.08	5.99	5.16	6.09	10.2	11.9	10.1	3,014
Interpublic Group of Cos., Inc.	IPG	7.20	6.97	13.35	0.19	0.47	0.65	37.9	15.3	11.1	3,445
Newell Rubbermaid Inc.	NWL	11.87	11.31	20.38	1.30	1.50	1.64	9.1	7.9	7.2	3,459
International Game Technology	IGT	14.53	13.38	19.15	0.91	0.96	1.08	16.0	15.1	13.5	4,337
CBRE Group, Inc.	CBG	13.46	12.30	29.88	0.22	0.71	1.01	61.2	19.0	13.3	4,376
Energizer Holdings, Inc.	ENR	66.44	61.60	84.94	5.12	5.35	5.65	13.0	12.4	11.8	4,569
Royal Caribbean Cruises Ltd.	RCL	21.64	21.50	49.99	0.75	2.43	2.92	28.9	8.9	7.4	4,697
McCormick & Co., Inc.	MKC	46.16	41.44	51.26	2.44	2.66	2.80	18.9	17.4	16.5	5,529
Hospira, Inc.	HSP	37.00	34.18	60.49	3.11	3.30	3.14	11.9	11.2	11.8	6,100
Tiffany & Co.	TIF	60.82	45.92	84.49	2.04	2.85	3.66	29.8	21.3	16.6	7,741
Stanley Black & Decker, Inc.	SWK	49.10	47.27	78.19	2.97	3.71	5.55	16.5	13.2	8.8	8,266
J.M. Smucker Co.	SJM	72.89	59.71	80.26	4.60	5.12	5.38	15.8	14.2	13.5	8,298
Nordstrom, Inc.	JWN	45.68	35.92	52.15	1.95	2.68	3.10	23.4	17.0	14.7	9,712
Zimmer Holdings, Inc.	ZMH	53.50	47.09	69.93	4.13	4.58	5.04	12.9	11.7	10.6	10,187

Note: Holdings are as of September 30, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2011 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and September 30, 2011 stock price.  NM=Not Meaningful.

arielinvestments.com	6	800.292.7435

Founded in 1901 as a shoe store in Seattle, Nordstrom is a leading specialty fashion retailer that offers a selection of apparel, shoes, cosmetics and accessories for women, men and children.  With 213 stores in 29 states, the company is often pigeon-holed as another traditional department store.  And yet, its growing online presence and value-oriented Rack brand has broadened its appeal to evolving shopping preferences.  Despite a challenged consumer, Nordstrom continues to shine, differentiating itself through superior customer service and operating efficiency.

Not Your Average Department Store
The emergence of discount chains, specialty retail stores and online retailers has called the traditional department store format into question.  But while others waned, Nordstrom evolved, carved out a rewarding niche and took share from floundering competitors.  The company developed its online store years ago, readying itself in advance of the competition.  It broadened and simultaneously diversified its brand appeal with Nordstrom Rack, offering its cash-strapped customers value.  Most importantly, the company re-doubled its customer service efforts, recognizing that no matter the macroeconomic environment or evolving consumer preferences, the rewards go to those who put the customer first.

The Customer is Always Right
The Nordstrom brand has always been known for world class customer service, but its more recent investments in technology have taken its reputation to a new level.  Some customers prefer the high-touch, in-store experience.  Others have moved their window shopping online via their mobile phones and tablets.  Regardless of the medium, Nordstrom’s ability to service its customers is second to none.  Its inventory is now seamlessly sourced which allows customers to receive products quickly from as many as three  sourcing options–physical stores, distribution centers or even directly from the manufacturer. And now, with free Wi-Fi in every store and free shipping for online purchases, it has further differentiated itself from its traditional peers, while matching the strength of its online competition.

Rising to the Top
In challenging economic times, the wheat gets separated from the chaff.  In 2011, amidst persistently high unemployment and wavering consumer confidence, Nordstrom continues to grow same store sales, expand operating margins, beat consensus earnings estimates and return capital to shareholders.  For example, in the most recent quarter, same store sales grew 7.3%, operating margins expanded 0.60%, diluted earnings per share exceeded expectations by $0.06 and the company bought back $300 million of common stock.  When great companies truly possess competitive advantages, the evidence is apparent on the balance sheet.

Reaching For New Heights
We view Nordstrom as an opportunity to own a best-in-class, differentiated retailer that not only has powered through the recent economic challenges, but also has room to run.  Approaching previous peak operating levels, the company still has several promising growth opportunities that are not being recognized by the market—exposure to a recovering California economy, improving credit trends and continued growth in its online and Rack formats.  As of September 30, 2011 shares traded at $45.68, a 13.4% discount to our steadily growing private market value of $52.75.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The no-load Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth.  The Fund primarily invests in companies with market capitalizations between $2.5 billion and $15 billion.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2011
	3rd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Appreciation Fund	-24.01%	-7.86%	3.92%	0.01%	5.17%	8.55%	9.36%
Russell Midcap® Value Index	-18.46%	-2.36%	1.98%	-0.84%	7.54%	8.61%	10.19%
Russell Midcap® Index	-18.90%	-0.88%	3.96%	0.56%	7.45%	8.01%	9.97%
S&P 500® Index	-13.87%	1.14%	1.23%	-1.18%	2.82%	5.23%	7.79%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

SECTOR WEIGHTINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Consumer discretionary	38.98	12.14	16.71	12.49

Financial services	29.98	31.45	20.22	14.66

Health care	16.14	6.75	9.88	11.97

Producer durables	5.01	10.22	12.77	10.73

Technology	4.19	6.42	11.19	17.48

Energy	2.93	5.47	7.36	11.66

Consumer staples	2.77	6.76	6.47	10.27

Materials & processing	0.00	4.50	6.71	3.70

Utilities	0.00	16.28	8.71	7.04

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio (as of 9/30/2011)				1.15%

TOP TEN EQUITY HOLDINGS
1	CBS Corp.	4.4%	6	Northern Trust Corp.	3.7%
	Mass media company			Premier trust bank focused on
				asset management, asset
2	Dell Inc.	4.1%		custodianship and private banking
	Global personal computer
	manufacturer and technology		7	Thermo Fisher Scientific Inc.	3.4%
	provider			Leading manufacturer and supplier
				of lab equipment and supplies
3	Viacom, Inc.	4.1%
	Cable network and film		8	Interpublic Group of Cos., Inc.	3.4%
	production company			Global holding company of
				advertising and marketing
4	Zimmer Holdings, Inc.	4.0%		services companies
	Leading designer and manufacturer
	in the orthopedic marketplace		9	Carnival Corp.	3.3%
				World’s largest cruise company
5	AFLAC Inc.	3.8%
	Leading provider of supplemental		10	Lazard Ltd	3.1%
	health and life insurance products			International financial advisory
	in the U.S. and Japan			and asset management firm

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index measures the performance of mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	8	800.292.7435

Ariel Appreciation Fund Statistical Summary										,	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
Janus Capital Group Inc.	JNS	6.00	5.80	14.57	0.41	0.91	0.77	14.6	6.6	7.8	1,119
First American Financial Corp.	FAF	12.80	12.45	17.37	1.52	1.27	0.77	8.4	10.1	16.6	1,348
Madison Square Garden Co.	MSG	22.80	20.28	30.21	0.54	1.23	1.15	42.2	18.5	19.8	1,415
Sotheby's	BID	27.57	27.53	55.67	0.22	2.34	2.99	125.3	11.8	9.2	1,862
City National Corp.	CYN	37.76	37.13	63.71	0.50	2.02	3.28	75.5	18.7	11.5	2,009
Bio-Rad Laboratories, Inc.	BIO	90.77	84.02	126.98	6.08	6.56	6.85	14.9	13.8	13.3	2,079
Jones Lang LaSalle Inc.	JLL	51.81	48.49	107.84	2.32	3.96	4.87	22.3	13.1	10.6	2,250
Gannett Co., Inc.	GCI	9.53	8.28	18.93	1.75	2.53	2.18	5.4	3.8	4.4	2,295
KKR & Co. L.P.	KKR	10.40	10.07	19.16	2.73	2.83	1.10	3.8	3.7	9.5	2,319
DeVry Inc.	DV	36.96	35.03	66.85	3.12	4.28	4.57	11.8	8.6	8.1	2,529
Lazard Ltd	LAZ	21.10	20.90	46.54	(1.68)	1.80	1.98	NM	11.7	10.7	2,541
Mohawk Industries, Inc.	MHK	42.91	39.93	68.86	2.61	3.39	4.45	16.4	12.7	9.6	2,950
Interpublic Group of Cos., Inc.	IPG	7.20	6.97	13.35	0.19	0.47	0.65	37.9	15.3	11.1	3,445
Newell Rubbermaid Inc.	NWL	11.87	11.31	20.38	1.30	1.50	1.64	9.1	7.9	7.2	3,459
International Game Technology	IGT	14.53	13.38	19.15	0.91	0.96	1.08	16.0	15.1	13.5	4,337
CBRE Group, Inc.	CBG	13.46	12.30	29.88	0.22	0.71	1.01	61.2	19.0	13.3	4,376
Blackstone Group L.P.	BX	11.98	11.50	19.63	0.63	1.26	1.50	19.0	9.5	8.0	4,402
Apollo Group, Inc.	APOL	39.61	33.75	54.23	4.60	5.19	4.25	8.6	7.6	9.3	5,438
Hospira, Inc.	HSP	37.00	34.18	60.49	3.11	3.30	3.14	11.9	11.2	11.8	6,100
Tiffany & Co.	TIF	60.82	45.92	84.49	2.04	2.85	3.66	29.8	21.3	16.6	7,741
Stanley Black & Decker, Inc.	SWK	49.10	47.27	78.19	2.97	3.71	5.55	16.5	13.2	8.8	8,266
J.M. Smucker Co.	SJM	72.89	59.71	80.26	4.60	5.12	5.38	15.8	14.2	13.5	8,298
Northern Trust Corp.	NTRS	34.98	33.51	56.86	3.16	2.74	2.65	11.1	12.8	13.2	8,430
Mattel, Inc.	MAT	25.89	22.01	28.49	1.52	1.84	2.13	17.0	14.1	12.2	8,877
Nordstrom, Inc.	JWN	45.68	35.92	52.15	1.95	2.68	3.10	23.4	17.0	14.7	9,712
Zimmer Holdings, Inc.	ZMH	53.50	47.09	69.93	4.13	4.58	5.04	12.9	11.7	10.6	10,187
Omnicom Group Inc.	OMC	36.84	35.27	51.25	2.67	2.86	3.45	13.8	12.9	10.7	10,296
St. Jude Medical, Inc.	STJ	36.19	35.42	54.18	2.61	3.19	3.44	13.9	11.3	10.5	11,925
T. Rowe Price Group, Inc.	TROW	47.77	45.75	71.29	1.65	2.53	2.93	29.0	18.9	16.3	12,247
CBS Corp.	CBS	20.38	15.69	29.68	0.65	1.13	1.92	31.4	18.0	10.6	12,767
AFLAC Inc.	AFL	34.95	31.25	59.54	5.11	5.81	6.27	6.8	6.0	5.6	16,327
Chesapeake Energy Corp.	CHK	25.55	20.97	35.95	NM	2.75	2.88	NM	9.3	8.9	16,884
Carnival Corp.	CCL	30.30	28.96	48.14	2.24	2.55	2.53	13.5	11.9	12.0	18,041
Thermo Fisher Scientific Inc.	TMO	50.64	47.17	65.86	3.05	3.57	4.15	16.6	14.2	12.2	19,338
Viacom, Inc.	VIA.B	38.74	35.70	52.67	2.43	3.01	3.93	15.9	12.9	9.9	20,268
Illinois Tool Works Inc.	ITW	41.60	40.82	59.27	2.32	3.29	4.04	17.9	12.6	10.3	20,443
Franklin Resources, Inc.	BEN	95.64	93.58	137.56	4.50	7.00	8.95	21.3	13.7	10.7	21,092
Dell Inc.	DELL	14.15	12.68	17.60	1.08	1.41	1.57	13.1	10.0	9.0	25,797
Baxter Intl Inc.	BAX	56.14	47.17	62.50	3.89	4.10	4.40	14.4	13.7	12.8	31,902
Accenture plc	ACN	52.68	41.91	63.66	2.67	2.90	3.54	19.7	18.2	14.9	33,768

Note: Holdings are as of September 30, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2011 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and September 30, 2011 stock price.  NM=Not Meaningful.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: In the third quarter ended September 30, 2011, Ariel Focus Fund outperformed its primary benchmark and underperformed the broader market declining -15.73% versus a drop of -16.20% for the Russell 1000 Value Index and -13.87% for the S&P 500 Index.  For the year-to-date ended September 30, 2011, Ariel Focus Fund slipped -11.04% versus declines of -11.24% and -8.68% for the Russell 1000 Value Index and the S&P 500 Index, respectively.  For the one-year period ending September 30, 2011, Ariel Focus Fund declined -2.07% but was in line with the Russell 1000 Value Index, which lost -1.89% during the same period.

Over the past two years, our quarterly letters have emphasized three themes: high-quality, large-cap companies have been cheap; blue-chip technology companies such as International Business Machines Corp. (IBM) and Dell Inc. (DELL) have been oversold; and financial services companies, particularly the investment banks, have traded at historically low valuations.  While the first two investment themes have driven strong performance in 2011, the third has not.

In 2011, high-quality, large-cap stocks have been among the best performers within the market as well as our portfolio.  The most simple way to measure how quality is performing in the market is to compare the Dow Jones Industrial Average with other equity indices.  In the first three quarters of 2011, the Dow fell only -5.74% versus -8.68% for the S&P 500 Index and -17.02% for the Russell 2000 Index.  The top performers this year are those we think of as our highest quality names: IBM is up +20.69%, Baxter Intl Inc. (BAX) has climbed +12.78%, and Accenture plc (ACN) has gained +9.51%.

While our technology investments have not been drawing big headlines, they exhibit our preferred quality of compelling valuations and have positively contributed to 2011 performance.  IBM may still evoke images of boring mainframe computer salesmen in some quarters, but the company has successfully remade itself into a leading enterprise software and services company with excellent global growth. Recently, IBM announced the appointment of seasoned veteran Virginia Rometty who is credited for bringing IBM into the upper echelons of the technology consulting business.  Her appointment, effective January 2012, signals the company’s commitment to higher margin software solutions.  Accenture, which we think is the leading information technology services company in the world, is finally getting the credit it deserves as measured by its expanding valuation premium.  With the stock up over 9% this year, it is not as cheap now as it was two years ago.  Although we have reduced our position, we are very comfortable holding at these prices.  Our two most maligned technology holdings, Microsoft Corp. (MSFT) and Dell, have both outperformed the broad market this year.  We have discussed our thesis on each at length in the past and will only pause to note that Microsoft is trading at around 8x forward earnings after backing out net cash on the balance sheet.  Dell continues to trade at a breathtakingly low enterprise value to EBITDA of 3.9.  Our technology companies may not have products for which consumers camp out in front of stores, but they have what we like: good consistent profits and cash flows, at very attractive valuations.

arielinvestments.com	10	800.292.7435

While our “quality is cheap” and “tech value” themes have worked this year, our thesis on the investment banking stocks has not.  Shares of Goldman Sachs Group, Inc. (GS), Morgan Stanley (MS), Citigroup Inc. (C) and, to a lesser extent, JP Morgan Chase & Co. (JPM), have all declined sharply.  The poor performance of our financial services stocks has been a major negative contributor to Ariel Focus Fund this year.  This is particularly disappointing to us given our favorable track record in this sector over the history of the fund.

Media commentary around the poor performance of bank stocks in 2011 has tended to emphasize regulatory changes such as the Dodd-Frank Act, the Volker Rule and the Durbin Amendment.  But in our view, Morgan Stanley and Goldman Sachs would not be trading at significant discounts to tangible book value even with a challenging regulatory environment if it were not for fears of a fiscal calamity in Europe.

A probable Greek default and the threat of problems throughout the rest of Southern Europe have been well reported.  At quarter-end our feeling was that the holders of Greek debt will eventually be forced to accept real losses and that many European banks are undercapitalized and will require an infusion of equity from their host governments.  American investment banks will eventually take losses from their exposures to Europe but those eventual losses do not, in our opinion, justify Morgan Stanley trading at a 45% discount to tangible book value at quarter-end.

This brings us to our outlook on the market.  Over the past 18 months, we have been consistent to the point of repetitiveness in stating that quality, large-cap stocks represented the best risk/reward trade-off in U.S. equity markets.  However, in this letter we note a change.  In the past, one could purchase high-quality, large-cap stocks with high dividend yields, strong balance sheets and lower expected volatility, all at valuations below market averages.  But with this year’s outperformance of high-quality stocks noted earlier, low-risk quality is no longer cheaper than the market as a whole.  The stocks trading at the largest discounts to our estimates of intrinsic value have moved to the other side of the risk spectrum.  Early this year, the market was assuming a solid economic recovery, bidding up companies with more cyclical businesses.  Today, stock prices seem to be pricing in a significant chance of a double-dip recession and/or a European-led financial collapse.  Companies with even modest economic risk or exposure to Europe’s financial system have gone, in our opinion, from in-favor and overpriced to out-of-favor and underpriced.

Our recent purchase of KKR & Co. L.P. (KKR), the asset management firm famous for its private equity business, illustrates this point.  An investor in KKR stock receives an interest in three sources of value: the annual management fees paid by limited-partners (or the 2 in “2 and 20”), the carried interest in future profits earned by invested funds (the 20 in “2 and 20”) and the value of the firm’s capital invested in various operations across the firm.1 At the time we purchased KKR in the third quarter, we estimated the value of KKR’s future management fees plus the current value of the firm’s invested capital to be approximately equal to the current stock price.  At those prices, we estimate that the market was ignoring the value of the future carried interest.  Should we head into another bear market or recession, KKR’s stock will not perform well in the short term as it is certainly not a “defensive” stock.  Nor are its profits “consistent” given the very lumpy nature of the realization of carried interest.  However, with KKR trading at a roughly 40% discount to our estimate of its private market value at quarter-end, we believe we are being more than adequately compensated for any short-term volatility.

Today, we think some of the best opportunities involve companies with manageable amounts of risk, but with dramatic upside potential.  Companies like Chesapeake Energy Corp. (CHK), KKR, Morgan Stanley and Goldman Sachs all face clearly identifiable challenges and excessive short-term stock price volatility.  At quarter-end, all were trading at discounts of between 40% and 60% of private market value.  Having large portions of our own personal assets invested in Ariel Focus Fund, we would never allow these companies to represent the majority of our holdings.  But we do believe now is a time when taking some carefully monitored risk will be rewarded.

Portfolio Comings & Goings
During the quarter, we did not exit any positions, but we purchased three new holdings.  We bought diversified health care products company Hospira, Inc. (HSP), which is currently a holding in Ariel Fund. As we mentioned, we purchased KKR, one of the largest and oldest private equity firms in the world, as well as former holding Berkshire Hathaway Inc. (BRK.B).  Berkshire’s current stock price reflects several investor concerns that imply diminishing returns for investors—an overcapitalized insurance industry within a low interest rate environment, the inevitable departure of Warren Buffett and the sheer size constraints posed by the company’s portfolio.  We see this as an opportunity to own the best-capitalized insurer in the world as well as a broad portfolio of well-managed companies whose aggregate value appears to us greater than today’s discounted valuation.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Charles K. Bobrinskoy	Timothy Fidler
Vice Chairman & Director of Research	Senior Vice President
Co-Portfolio Manager	Co-Portfolio Manager

1
The 2 and 20 rule refers to a 2% management fee and a 20% outperformance fee.  That is, investors typically pay 2% of committed capital to the management company to manage the fund and 20% of returned funds above the initial capital as an incentive.

arielinvestments.com	12	800.292.7435

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The no-load Ariel Focus Fund pursues long-term capital appreciation by investing in undervalued companies that show strong potential for growth. The Fund primarily invests in companies with market capitalizations in excess of $10 billion. Ariel Focus Fund is a non- diversified fund.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2011
	3rd Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund	-15.73%	-2.07%	-1.16%	-1.91%	-0.25%
Russell 1000® Value Index	-16.20%	-1.89%	-1.52%	-3.53%	-0.08%
S&P 500® Index	-13.87%	1.14%	1.23%	-1.18%	1.26%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

SECTOR WEIGHTINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Financial services	21.34	25.56	14.66

Consumer discretionary	18.61	9.53	12.49

Health care	18.42	13.19	11.97

Technology	17.91	7.53	17.48

Producer durables	10.76	8.85	10.73

Energy	8.94	11.62	11.66

Consumer staples	4.02	7.79	10.27

Materials & processing	0.00	2.61	3.70

Utilities	0.00	13.32	7.04

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net			1.25%*
Gross			1.51%*

TOP TEN EQUITY HOLDINGS
1	Microsoft Corp.	6.4%	6	Abbott Laboratories	4.5%
	Worldwide leader in computer			Leading global health care company
	software
			7	Johnson & Johnson	4.3%
2	International Business	5.8%		Diversified health care and
	Machines Corp.			consumer products company
	World’s top provider of computer
	products and services		8	Carnival Corp.	4.3%
				World’s largest cruise company
3	Dell Inc.	5.7%
	Global personal computer		9	Omnicom Group Inc.	4.1%
	manufacturer and technology provider			Leading global advertising and
				marketing services company
4	Target Corp.	5.2%
	Nationally recognized “big box”		10	Walgreen Co.	4.0%
	discount retailer			Nation’s largest drugstore chain

5	Exxon Mobil Corp.	5.2%
	Engaged in the exploration,
	production, transportation and
	sale of crude oil and natural gas

*As of 9/30/11.  Ariel Investments, LLC, the Adviser to the Fund, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets through the end of the fiscal year ending September 30, 2013.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Ariel Focus Fund is a non-diversified fund and therefore may be subject to greater volatility than a more diversified investment.

Ariel Focus Fund Statistical Summary											(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
					2009	2010	2011	2009	2010	2011	Market
	Ticker	Price			Actual	Actual	Estimated	Actual	Actual	Estimated	Cap.
Company	Symbol	9/30/11	Low	High	Calendar	Calendar	Calendar	P/E	P/E	P/E	($MM)
KKR & Co. L.P.	KKR	10.40	10.07	19.16	2.73	2.83	1.10	3.8	3.7	9.5	2,319
DeVry Inc.	DV	36.96	35.03	66.85	3.12	4.28	4.57	11.8	8.6	8.1	2,529
Apollo Group, Inc.	APOL	39.61	33.75	54.23	4.60	5.19	4.25	8.6	7.6	9.3	5,438
Hospira, Inc.	HSP	37.00	34.18	60.49	3.11	3.30	3.14	11.9	11.2	11.8	6,100
Zimmer Holdings, Inc.	ZMH	53.50	47.09	69.93	4.13	4.58	5.04	12.9	11.7	10.6	10,187
Omnicom Group Inc.	OMC	36.84	35.27	51.25	2.67	2.86	3.45	13.8	12.9	10.7	10,296
AFLAC Inc.	AFL	34.95	31.25	59.54	5.11	5.81	6.27	6.8	6.0	5.6	16,327
Chesapeake Energy Corp.	CHK	25.55	20.97	35.95	NM	2.75	2.88	NM	9.3	8.9	16,884
Carnival Corp.	CCL	30.30	28.96	48.14	2.24	2.55	2.53	13.5	11.9	12.0	18,041
Tyco Intl Ltd.	TYC	40.75	36.28	53.38	2.42	2.73	3.28	16.8	14.9	12.4	18,923
Bank of New York Mellon Corp.	BK	18.59	18.28	32.50	(0.93)	2.30	2.19	NM	8.1	8.5	22,916
Lockheed Martin Corp.	LMT	72.64	66.36	82.43	7.96	7.37	9.12	9.1	9.9	8.0	24,380
Dell Inc.	DELL	14.15	12.68	17.60	1.08	1.41	1.57	13.1	10.0	9.0	25,797
Morgan Stanley	MS	13.50	12.49	31.04	(0.93)	2.64	0.94	NM	5.1	14.3	26,046
Walgreen Co.	WAG	32.89	32.00	47.11	2.19	2.41	2.93	15.0	13.6	11.2	29,779
Baxter Intl Inc.	BAX	56.14	47.17	62.50	3.89	4.10	4.40	14.4	13.7	12.8	31,902
Target Corp.	TGT	49.04	45.28	60.97	3.24	3.88	4.19	15.1	12.6	11.7	33,113
Accenture plc	ACN	52.68	41.91	63.66	2.67	2.90	3.54	19.7	18.2	14.9	33,768
Goldman Sachs Group, Inc.	GS	94.55	91.40	175.34	22.13	13.18	6.75	4.3	7.2	14.0	48,952
Citigroup Inc.	C	25.62	23.19	51.50	(0.76)	3.78	3.92	NM	6.8	6.5	74,743
Berkshire Hathaway Inc.	BRK.B	71.04	65.35	87.65	3.46	4.52	4.22	20.5	15.7	16.8	75,796
Abbott Laboratories	ABT	51.14	45.07	54.24	4.40	4.85	5.29	11.6	10.5	9.7	79,603
JPMorgan Chase & Co.	JPM	30.12	28.53	48.36	2.24	3.96	4.59	13.4	7.6	6.6	117,439
Johnson & Johnson	JNJ	63.71	57.50	68.05	4.81	4.94	5.13	13.2	12.9	12.4	174,533
Microsoft Corp.	MSFT	24.89	23.65	29.46	1.88	2.40	2.77	13.2	10.4	9.0	208,535
International Business Machines Corp.	IBM	175.03	133.67	185.63	10.01	11.45	13.34	17.5	15.3	13.1	208,843
Exxon Mobil Corp.	XOM	72.63	61.47	88.23	4.00	5.96	8.12	18.2	12.2	8.9	353,135

Note: Holdings are as of September 30, 2011.  All earnings per share numbers are fully diluted.  Such numbers are from continuing operations and are adjusted for non-recurring items.  All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of September 30, 2011 and have not been updated to reflect any subsequent events.  P/E ratios are based on earnings stated and September 30, 2011 stock price.  NM=Not Meaningful.

arielinvestments.com	14	800.292.7435

KKR & Co. L.P. is a leading global investment firm with deep roots in the private equity industry.  As of June 30, 2011, the firm had $61.9 billion in assets under management (AUM).  Founded in 1976 and led by Henry Kravis and George Roberts, KKR has consistently been a leader in private equity having completed more than 185 private equity investments with a total transaction value exceeding $435 billion. Recently, the firm expanded its geographical presence and investment offerings to new areas including fixed income, capital markets, infrastructure and natural resources.  Headquartered in New York City, the firm operates from fourteen offices around the world.

Highly Recognized Franchise
KKR is one of the most well-known and well-respected private equity firms in the world.  This creates a competitive advantage in several ways.  First, KKR gets the chance to review most companies considering a sale.  Second, when buyers identify opportunities that are too large to complete alone, KKR is one of the most sought-after investment partners.  Lastly, KKR is able to attract seasoned talent which clearly helps its financial analysis as well as the firm’s ability to provide industry and operating expertise to its portfolio companies.  The firm’s brand value is evidenced by the more than 185 investments and nearly $50 billion of equity deployed since its founding, as well as its track record of strong investment performance.

Scale and Expertise
KKR’s considerable capital pool allows for transactions not necessarily suitable for smaller competitors.  Specifically, KKR’s scale allows it to participate in large transactions where competition is scarce.  The firm is well diversified geographically and employs seasoned investment experts who take advantage of opportunities that arise particularly during periods of extreme market volatility.  KKR’s valuable relationships with investment banks, advisory firms and industry executives place the firm in a position  to receive the “first call” on potential investments.  At June 30, the firm managed $47.0 billion in its private markets business and $14.9 billion in public markets.  Noteworthy, $46.4 billion, or 75% of its AUM, generates fees to the firm.  Lastly, KKR reported approximately $13.7 billion in uncalled commitments to its investment funds at June 30.

Seasoned Investment Management Team
KKR is led by a deep, tenured team of investment professionals with extensive experience.  For example, its private equity investment committee averages over 30 years of industry experience per member for a total of nearly 250 years of experience.  Managing directors average 22 years of industry experience.

Exciting Outlook
As one of the largest private equity firms, KKR benefits from heightened levels of institutional interest in alternative assets, as well as low corporate valuations and near all-time low interest rates.  With a patient and disciplined investment process, KKR is well-positioned to engage in strategic acquisitions at attractive transaction multiples and low borrowing costs.  Furthermore, with a history of more than 35 years of generating returns that beat the S&P 500 Index, KKR should be buoyed by increased investor demand in alternatives.  We are attracted to the firm’s recurring and predictable fee-related earnings along with the upside opportunity from its share of profits from its partnerships (“carried interest”).  While acknowledging the firm’s inherent volatility in short-term operating results are largely due to mark-to-market values of its investments (including carried interest), we believe KKR should be able to deliver solid returns to investors over the long-term.

As of September 30, 2011, the stock traded at $10.40, a 42.5% discount to our estimated private market value.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting our website, arielinvestments.com.

Dear Fellow Shareholder: This was a brutal quarter for stocks, and for the most part, results worsened the further one moved down the capitalization spectrum.  As fears about European debt and a slowing U.S. economy took hold, investors fled from anything perceived as risky, leading to declines of more than -20% for most small-cap stock indexes.

Ariel Discovery Fund held up better than its benchmark during the quarter, losing -18.59% while the Russell 2000 Value Index was down -21.47%.  While we are never happy about negative returns, we take some comfort in the fact that our deep value portfolio has held up relatively well in this environment.  Since inception on January 31, 2011 the Fund has lost -22.90% compared to a decline of -18.56% for the Russell 2000 Value and -10.79% for the S&P 500 Index.  Thus we have narrowed the underperformance gap that opened during the first few months of the Fund’s existence.

Even in this challenging market, a few stocks managed to produce modest gains during the quarter, led by Richardson Electronics, Ltd. (RELL), which gained +3.88%.  We sold this position late in the quarter to take advantage of stocks we believed were at deeper discounts to intrinsic value.  In addition, JAKKS Pacific, Inc. (JAKK), which received an unsolicited  takeover bid, gained +3.58%, and Sigma Designs, Inc. (SIGM) was up +2.62%.  Of course, downside movers were more prevalent, as American Reprographics Co. (ARC) declined -52.48%, Avatar Holdings Inc. (AVTR) lost -46.22%, and SeaBright Holdings, Inc. (SBX), which we sold half-way through the quarter for tax purposes, was down -41.31%.

Performance Since Inception
Top detractors and contributors since inception were not dissimilar to those during the third quarter, with JAKKS Pacific and Richardson Electronics among the top contributors rising +9.46% and +7.65%, respectively.  Meanwhile, American Reprographics and Avatar Holdings were among the detractors falling -58.26% and -59.04%, respectively.

Deep Values Here, There and Everywhere
Three months ago, we noted that we believed the Fund’s portfolio was undervalued by 43% and expressed confidence in the long-term value of our holdings.  As most of our companies continue to execute as expected, we are even more confident now that the discount stands at 51%.  With the portfolio trading barely above book value and nearly one-third of its market value in net cash, we feel the risk/reward tradeoff for the Fund’s portfolio is extraordinarily attractive.  While there is much discussion about the causes of the market decline and what forces are likely to make things better or worse in the short-term, we would rather spend time (and ink) illustrating just how attractive some of our holdings are.

arielinvestments.com	16	800.292.7435

Pervasive Software Inc. (PVSW) Based in Austin, Texas, Pervasive is a software company focused on both in-house and cloud-based data innovation.  We believe its small size and the fact that the company has two related but separate businesses has led investors to ignore the deep value opportunity we see in Pervasive stock.  Management, led by CEO John Farr and CTO Mike Hoskins, is talented and motivated by significant ownership.  The company has produced more than 40 consecutive profitable quarters and has more than 40% of its $95 million market capitalization in cash with no debt.  It trades at very low multiples of both asset value and revenues despite significant growth potential and an extremely attractive profile in a rapidly consolidating industry.

Pervasive’s legacy database business, which currently accounts for about 60% of sales, is a consistent cash flow generator.  Customers who embed this product in their software should continue to use Pervasive due to the cost of switching and their long-standing relationships.  These cash flows are available for both R&D and share repurchase.  CEO John Farr has proven to be an outstanding capital allocator, buying stock opportunistically when market conditions or other short-term factors lead to share price declines.

While the balance sheet and this cash-generating business should provide some downside protection, the significant upside potential in Pervasive stock comes from its newer growth businesses which are focused on data analytics.  These include Data Integrator, DataRush, DataSolutions and DataCloud.  The rapid growth of these businesses is hidden by the larger legacy business, but the company has been recognized as an innovator by Gartner and IDC and has Intuit as a significant customer for its Data Integrator product.  There have been several acquisitions of early-stage data integration and related companies at 6x to 10x times sales.

From a valuation standpoint, Pervasive currently trades at 1.2x book value, 2.4x tangible book value, and 2.4x cash.  These are extremely low multiples for a growing software company, but an even more compelling case appears when we examine revenue-based multiples.  On an EV/sales basis, the stock trades at 1.1x our estimate of 2011 sales.  This would be modest even for the legacy business.  The data analytics and other innovative lines deserve a much higher multiple.  Even using the low end of the 6x to 10x times range mentioned above and conservatively valuing the legacy business at 1x sales, it would lead to a valuation of more than double the current share price.

First American Financial Corp. (FAF) Dating back to 1889, First American is a leading provider of title insurance and settlement services to the residential and commercial real estate industries.  First American now is focused on traditional title insurance after spinning off the data analytics business as a separate publicly-traded company known as CoreLogic Inc. (CLGX).  During the significant downturn in the real estate industry, the company focused on right-sizing its business.  The company has been successful in these efforts, maintaining profitability in the worst mortgage origination market conditions we have seen in a decade.

We believe First American has tremendous upside with any recovery in mortgage originations and resulting increase in demand for title insurance and settlement services.  Even without that recovery factored in, the stock trades at 60% of book value, barely over tangible book value and less than 11x forward cash earnings.  Factoring in the eventual recovery we expect in the real estate market—even if delayed for years—we believe the stock has tremendous potential upside not reflected in the current stock price.

Portfolio Comings and Goings
We added four new positions during the quarter, bringing the number of companies in the Fund to 34 at quarter-end.

Cowen Group, Inc. (COWN), a boutique investment bank, was transformed into a successful alternative investment manager when it was purchased by alternative asset manager Ramius LLC in 2009, who kept the Cowen name and banking business.  Trading at roughly two-thirds of its tangible asset value, with a $10 billion profitable, growing asset management business, experienced management with significant ownership and potential growth should equity market conditions improve, we believe Cowen represents a compelling deep value opportunity.

Tessera Technologies, Inc. (TSRA), based in San Jose, California, is a cash-rich, deep value opportunity with a profitable business and earnings that we believe are understated.  The company develops and licenses technologies for next-generation electronic devices.  With more than $10 per share in cash and a profitable business, the quarter-end price of $11.94 looks very cheap to us.

Littelfuse, Inc. (LFUS), based in Chicago, is a company that we have owned previously in Ariel Fund, Ariel Appreciation Fund and other portfolios.  Littelfuse is a leading manufacturer of fuses and circuit-protection devices for use in the electronics, automotive and electrical markets.  The company is in the final stages of transforming its manufacturing footprint, which should result in a significant increase in earnings power.

Mitcham Industries, Inc. (MIND), which we have owned in our micro-cap portfolio for some time, leases and sells seismic equipment to the oil and gas industry.  Concern about declining spot oil prices, which have little effect on its customers’ long-term projects, have caused Mitcham stock to trade at barely over tangible book value and at less than 7x forward cash earnings.

We eliminated three holdings from the portfolio during the quarter.  Richardson Electronics and Comtech Telecomm. Corp. (CMTL) were sold in order to buy other stocks, which we believed were at even greater discounts to fair value.  SeaBright Holdings, as mentioned earlier, was sold for tax reasons and the proceeds were redeployed into other deeply discounted holdings.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

arielinvestments.com	18	800.292.7435

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND
The no-load Ariel Discovery Fund uses a deep value approach grounded in the philosophies of Graham and Dodd.  Our strategy seeks a margin of safety1 through the purchase of stocks trading at significant discounts to their intrinsic values.  The Fund favors companies with low price/book ratios, cash-rich balance sheets, very low debt and unrecognized earnings potential.  The Fund primarily invests in companies with market capitalizations under $2 billion.

AVERAGE ANNUAL TOTAL RETURNS as of September 30, 2011
	3rd Quarter	Life of Fund
Ariel Discovery Fund	-18.59%	-22.90%
Russell 2000® Value Index	-21.47%	-18.56%
S&P 500® Index	-13.87%	-10.79%
Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit our website, arielinvestments.com.

SECTOR WEIGHTINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund†	Index	Index

Consumer discretionary	20.88	11.85	12.49

Technology	20.80	10.01	17.48

Financial services	18.66	36.22	14.66

Producer durables	18.24	13.80	10.73

Materials & processing	8.76	7.13	3.70

Energy	8.19	3.75	11.66

Health care	4.47	5.48	11.97

Consumer staples	0.00	3.05	10.27

Utilities	0.00	8.73	7.04

† Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Net			1.50%*
Gross			6.75%*

TOP TEN EQUITY HOLDINGS
1	Force Protection, Inc.	6.4%	6	Pervasive Software Inc.	4.3%
	Leading provider of military			Global data innovation leader
	survival equipment
			7	MB Financial, Inc.	4.0%
2	Madison Square Garden Co.	5.7%		Chicago based commercial bank
	Fully-integrated sports,
	entertainment and media business		8	Ballantyne Strong, Inc.	3.9%
				Manufacturer and distributor
3	Team, Inc.	4.6%		of digital projection equipment
	Leader in repair services for
	piping systems		9	First American Financial Corp.	3.7%
				Industry leader in the title
4	Contango Oil & Gas Co.	4.6%		insurance business
	Natural gas and oil company
			10	Simpson Manufacturing Co., Inc.	3.6%
5	Market Leader, Inc.	4.5%		Manufacturer of building
	Provider of web-based marketing			products
	tools for real estate professionals

1
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

*As of 9/30/11.  Ariel Investments, LLC, the Adviser to the Fund, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets through the end of the fiscal year ending September 30, 2014.  After that date, there is no assurance that such expenses will be limited.

Note: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.

Ballantyne Strong is a manufacturer, distributor and servicer of digital cinema equipment.  As the leading reseller for NEC digital projectors in the United States and China, the company distributes, installs and services cutting-edge projectors.  Through the acquisition of MDI in 2007, the company became a leading manufacturer of cinema screens, with unique capabilities in specialty screens for 3D and IMAX formats.  Additionally, the company has a growing service business featuring a state-of-the-art Network Operations Center.  The company’s world-class reputation for service has enabled it to win service contracts even in scenarios where it does not supply the equipment.

Projecting into the future
For more than 70 years, Ballantyne Strong was a leading manufacturer and servicer of film projectors.  In the mid-2000’s, the company’s visionary CEO, John Wilmers, recognized the world was transitioning to digital and re-positioned the company to be ready for it.  For a company that had been defined by film prints since 1932, this was a major shift.  Leveraging the company’s top-notch service capabilities, Wilmers transformed Ballantyne from a manufacturer of outdated equipment to a distributor of next-generation projectors.  This strategy shift was prescient and well-timed: Today, the cinema industry is in the midst of a once-in-a-generation upgrade cycle.  Digital projectors offer benefits to both movie studios and exhibitors, due to higher image quality and cheaper movie distribution.  Although this upgrade cycle is expected to slow by 2015, the international opportunity is substantial and largely untapped.  For example, movie theaters per capita in China lag far behind the West, but rapid construction of new theaters indicates the demand is there.

Some headwinds
Although the digital upgrade cycle in the U.S. is well under way, it has not been a smooth ride.  In the face of the 2008 credit crisis, national exhibitor chains had difficulty securing financing.  Even now, in 2011, small exhibitors–regional chains and independent cinemas–are having difficulty borrowing for this capital investment.  These headwinds have been bolstered by anemic box office results and persistent claims that improved home technology is reducing consumer demand for out-of-home movie experience.  New 3D technology provided a boost to digital upgrades, as exhibitors had to upgrade some of their projectors and screens to accommodate some of the most popular movies.  But this demand slowed as exhibitors realized that 3D capability was not necessary for all of their theaters.

Capital allocation is key
With $1.44 per share in cash, the company has excess capital to fund future growth and/or to return to shareholders.  New CEO Gary Cavey has experience with acquisitions, and has his Board’s backing to pursue related growth opportunities.  With the stock trading at a discount to tangible asset value despite solid profitability, one activist investor recently petitioned the company to execute a sizable share repurchase.  At current prices such a move would be immediately accretive to both earnings per share and book value.

Riding off into the sunset
Having leveraged every resource at our disposal, our team has developed strong conviction that despite near-term headwinds the digital upgrade cycle is both powerful and inevitable.  We also are convinced Ballantyne Strong is well-positioned.  Although box office results are volatile, consumers continue to enjoy a movie experience they cannot get at home.  Furthermore, the opportunities internationally have only just begun.  As of September 30, 2011, shares traded at $3.08, a significant discount to our estimated private market value.

arielinvestments.com	20	800.292.7435

Ariel Fund Schedule of Investments			September 30, 2011

Number of Shares	Common Stocks—98.89%	Cost	Market Value

	Consumer discretionary & services—35.68%
1,180,790	DeVry Inc.	$48,708,832	$43,641,998
5,543,539	Gannett Co., Inc.	17,933,487	52,829,927
3,307,925	International Game Technology	35,737,311	48,064,150
6,782,472	Interpublic Group of Cos., Inc.	41,122,961	48,833,798
1,225,771	Meredith Corp.	27,100,485	27,751,455
1,026,248	Mohawk Industries, Inc.(a)	45,918,570	44,036,302
3,390,657	Newell Rubbermaid Inc.	48,136,694	40,247,099
833,675	Nordstrom, Inc.	9,809,200	38,082,274
2,387,756	Royal Caribbean Cruises Ltd.	34,656,727	51,671,040
582,467	Sotheby's	6,160,122	16,058,615
647,495	Stanley Black & Decker, Inc.	15,611,768	31,792,005
212,406	Tiffany & Co.	5,685,291	12,918,533
79,700	Washington Post Co., Class B	29,960,249	26,059,509
		366,541,697	481,986,705
	Consumer staples—5.94%
292,654	Energizer Holdings, Inc.(a)	4,968,244	19,443,932
550,238	J.M. Smucker Co.	17,075,467	40,106,848
449,525	McCormick & Co., Inc.	15,671,993	20,750,074
		37,715,704	80,300,854
	Energy—2.17%
535,771	Contango Oil & Gas Co.(a)	31,304,915	29,312,031

	Financial services—26.50%
3,654,357	CBRE Group, Inc.(a)	19,728,286	49,187,645
527,426	City National Corp.	20,303,644	19,915,606
634,100	Dun & Bradstreet Corp.	48,334,225	38,844,966
2,196,000	Fair Isaac Corp.(b)	51,090,585	47,938,680
2,948,900	First American Financial Corp.	48,394,282	37,745,920
8,775,978	Janus Capital Group Inc.	76,602,200	52,655,868
990,873	Jones Lang LaSalle Inc.	23,405,744	51,337,130
1,548,745	KKR & Co. L.P.	17,757,711	16,106,948
2,096,700	Lazard Ltd, Class A	68,516,601	44,240,370
		374,133,278	357,973,133
	Health care—12.17%
417,034	Bio-Rad Laboratories, Inc., Class A(a)	22,599,063	37,854,176
584,300	Charles River Laboratories Intl Inc.(a)	17,663,935	16,722,666
1,413,901	Hospira, Inc.(a)	51,159,231	52,314,337
2,474,200	Symmetry Medical Inc.(a) (b)	22,319,656	19,100,824
718,100	Zimmer Holdings, Inc.(a)	39,041,323	38,418,350
		152,783,208	164,410,353
	Materials & processing—5.11%
3,452,238	Interface, Inc., Class A(b)	32,631,744	40,943,543
1,125,700	Simpson Manufacturing Co., Inc.	31,536,818	28,063,701
		64,168,562	69,007,244
	Producer durables—11.32%
1,704,003	Brady Corp., Class A	25,728,556	45,036,799
1,389,700	Brink's Co.	32,546,435	32,393,907
1,129,990	Herman Miller, Inc.	19,092,692	20,181,621
1,010,711	IDEX Corp.	11,634,152	31,493,755
590,600	Littelfuse, Inc.	25,922,922	23,748,026
		114,924,757	152,854,108
	Total common stocks	1,141,572,121	1,335,844,428

Principal Amount	Repurchase Agreement—1.07%	Cost	Market Value
$14,395,557	Fixed Income Clearing Corporation, 0.01%, dated 9/30/2011,
	due 10/03/2011, repurchase price $14,395,569, (collateralized by
	U.S. Treasury Bonds, 1.50%, due 12/31/2013)	$14,395,557	$14,395,557
	Total Investments—99.96%	$1,155,967,678	1,350,239,985
	Other Assets less Liabilities—0.04%		611,550
	Net Assets—100.00%		$1,350,851,535

(a) Non-income producing.
(b) Affiliated company (See Note Five).
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	21	Annual Report

Ariel Appreciation Fund Schedule of Investments			September 30, 2011

Number of Shares	Common Stocks—98.92%	Cost	Market Value

	Consumer discretionary & services—38.56%
214,800	Apollo Group, Inc., Class A(a)	$8,914,078	$8,508,228
1,233,850	Carnival Corp.	33,665,222	37,385,655
2,454,100	CBS Corp., Class B	14,388,783	50,014,558
448,500	DeVry Inc.	19,289,807	16,576,560
3,184,100	Gannett Co., Inc.	6,961,029	30,344,473
2,100,590	International Game Technology	26,471,413	30,521,573
5,357,130	Interpublic Group of Cos., Inc.	32,334,448	38,571,336
943,300	Madison Square Garden Co., Class A(a)	25,567,629	21,507,240
567,300	Mattel, Inc.	12,676,097	14,687,397
772,875	Mohawk Industries, Inc.(a)	34,720,249	33,164,066
1,083,200	Newell Rubbermaid Inc.	16,648,158	12,857,584
513,000	Nordstrom, Inc.	5,693,054	23,433,840
955,200	Omnicom Group Inc.	28,027,257	35,189,568
411,900	Sotheby's	7,619,871	11,356,083
440,699	Stanley Black & Decker, Inc.	9,258,985	21,638,321
132,900	Tiffany & Co.	3,156,128	8,082,978
1,214,500	Viacom, Inc.	28,164,179	47,049,730
		313,556,387	440,889,190
	Consumer staples—2.74%
430,475	J.M. Smucker Co.	21,007,719	31,377,323

	Energy—2.90%
1,295,800	Chesapeake Energy Corp.	39,740,211	33,107,690

	Financial services—29.66%
1,228,200	AFLAC Inc.	32,604,020	42,925,590
1,323,700	Blackstone Group L.P.	17,216,494	15,857,926
1,652,550	CBRE Group, Inc.(a)	8,206,412	22,243,323
549,600	City National Corp.	27,888,822	20,752,896
2,131,900	First American Financial Corp.	34,975,811	27,288,320
366,500	Franklin Resources, Inc.	14,310,980	35,052,060
4,501,175	Janus Capital Group Inc.	33,314,571	27,007,050
664,800	Jones Lang LaSalle Inc.	35,523,324	34,443,288
1,361,455	KKR & Co. L.P.	15,724,088	14,159,132
1,677,720	Lazard Ltd, Class A	59,154,643	35,399,892
1,204,800	Northern Trust Corp.	46,078,051	42,143,904
456,900	T. Rowe Price Group, Inc.	7,517,803	21,826,113
		332,515,019	339,099,494
	Health care—15.96%
593,350	Baxter Intl Inc.	15,441,267	33,310,669
201,625	Bio-Rad Laboratories, Inc., Class A(a)	12,994,851	18,301,501
483,300	Hospira, Inc.(a)	21,763,648	17,882,100
787,200	St. Jude Medical, Inc.	29,218,614	28,488,768
769,354	Thermo Fisher Scientific Inc.(a)	13,146,106	38,960,087
851,800	Zimmer Holdings, Inc.(a)	39,385,160	45,571,300
		131,949,646	182,514,425
	Producer durables—4.96%
651,200	Accenture plc, Class A	9,029,156	34,305,216
538,650	Illinois Tool Works Inc.	25,448,947	22,407,840
		34,478,103	56,713,056
	Technology—4.14%
3,346,200	Dell Inc.(a)	39,776,916	47,348,730
	Total common stocks	913,024,001	1,131,049,908

Principal Amount	Repurchase Agreement—1.05%	Cost	Market Value
$12,032,494	Fixed Income Clearing Corporation, 0.01%, dated 9/30/2011,
	due 10/03/2011, repurchase price $12,032,504, (collateralized by
	U.S. Treasury Bonds, 1.50%, due 12/31/2013)	$12,032,494	$12,032,494
	Total Investments—99.97%	$925,056,495	1,143,082,402
	Other Assets less Liabilities—0.03%		323,719
	Net Assets—100.00%		$1,143,406,121

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Annual Report	22	800.292.7435

Ariel Focus Fund Schedule of Investments			September 30, 2011

Number of Shares	Common Stocks—100.06%	Cost	Market Value

	Consumer discretionary & services—18.62%
30,300	Apollo Group, Inc., Class A(a)	$1,374,529	$1,200,183
59,900	Carnival Corp.	2,118,525	1,814,970
25,100	DeVry Inc.	1,046,050	927,696
47,600	Omnicom Group Inc.	1,786,564	1,753,584
45,400	Target Corp.	2,198,767	2,226,416
		8,524,435	7,922,849
	Consumer staples—4.03%
52,100	Walgreen Co.	1,497,874	1,713,569

	Energy—8.95%
63,100	Chesapeake Energy Corp.	1,964,046	1,612,205
30,200	Exxon Mobil Corp.	2,018,712	2,193,426
		3,982,758	3,805,631

	Financial services—21.35%
23,800	AFLAC Inc.	780,068	831,810
67,400	Bank of New York Mellon Corp.	1,813,046	1,252,966
16,500	Berkshire Hathaway Inc.(a)	1,151,774	1,172,160
23,850	Citigroup Inc.	913,047	611,037
17,900	Goldman Sachs Group, Inc.	2,501,696	1,692,445
40,900	JPMorgan Chase & Co.	1,644,772	1,231,908
84,500	KKR & Co. L.P.	962,747	878,800
104,750	Morgan Stanley	2,694,277	1,414,125
		12,461,427	9,085,251
	Health care—18.43%
37,200	Abbott Laboratories	1,749,898	1,902,408
23,400	Baxter Intl Inc.	1,010,411	1,313,676
31,800	Hospira, Inc.(a)	1,403,451	1,176,600
28,600	Johnson & Johnson	1,697,869	1,822,106
30,400	Zimmer Holdings, Inc.(a)	1,547,967	1,626,400
		7,409,596	7,841,190
	Producer durables—10.76%
24,800	Accenture plc, Class A	577,983	1,306,464
23,200	Lockheed Martin Corp.	1,750,846	1,685,248
38,975	Tyco Intl Ltd.	1,299,236	1,588,231
		3,628,065	4,579,943
	Technology—17.92%
172,900	Dell Inc.(a)	2,639,468	2,446,535
14,100	International Business Machines Corp.	1,312,106	2,467,923
108,800	Microsoft Corp.	2,660,133	2,708,032
		6,611,707	7,622,490

	Total common stocks	44,115,862	42,570,923

Principal Amount	Repurchase Agreement—0.35%	Cost	Market Value
$150,779	Fixed Income Clearing Corporation, 0.01%, dated 9/30/2011,
	due 10/03/2011, repurchase price $150,780, (collateralized by
	U.S. Treasury Bonds, 1.50%, due 12/31/2013)	$150,779	$150,779
	Total Investments—100.41%	$44,266,641	42,721,702
	Liabilities less Other Assets—(0.41%)		(174,248)
	Net Assets—100.00%		$42,547,454
(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	23	Annual Report

Ariel Discovery Fund Schedule of Investments			September 30, 2011

Number of Shares	Common Stocks—98.31%	Cost	Market Value

	Consumer discretionary & services—20.52%
12,000	Callaway Golf Co.	$86,527	$62,040
11,300	Gaiam, Inc., Class A	73,349	38,307
3,800	International Speedway Corp., Class A	109,585	86,792
3,500	JAKKS Pacific, Inc.	62,073	66,325
8,000	Madison Square Garden Co., Class A(a)	208,562	182,400
7,400	RadioShack Corp.	105,940	85,988
2,400	Shoe Carnival, Inc.(a)	60,299	56,640
9,000	XO Group Inc.(a)	92,223	73,530
		798,558	652,022
	Energy—8.05%
2,650	Contango Oil & Gas Co.(a)	156,119	144,982
9,900	Mitcham Industries, Inc.(a)	135,749	110,880
		291,868	255,862
	Financial services—18.35%
2,300	Aspen Insurance Holdings Ltd.	63,297	52,992
10,400	Avatar Holdings Inc.(a)	188,728	85,072
21,500	Cowen Group, Inc., Class A(a)	78,899	58,265
9,200	First American Financial Corp.	144,559	117,760
63,500	Market Leader, Inc.(a)	156,320	142,240
8,600	MB Financial, Inc.	162,893	126,592
		794,696	582,921
	Health care—4.40%
8,100	Symmetry Medical Inc.(a)	75,037	62,532
31,100	Vical Inc.(a)	65,286	77,128
		140,323	139,660
	Materials & processing—8.61%
13,800	Landec Corp.(a)	86,470	73,416
32,300	Orion Energy Systems, Inc.(a)	115,165	85,595
4,600	Simpson Manufacturing Co., Inc.	124,753	114,678
		326,388	273,689
	Producer durables—17.93%
40,700	Ballantyne Strong, Inc.(a)	249,518	125,356
52,800	Force Protection, Inc.(a)	275,301	203,280
1,200	Littelfuse, Inc.	47,110	48,252
7,000	Team, Inc.(a)	168,513	146,860
6,300	Tecumseh Products Co., Class A(a)	69,226	45,927
		809,668	569,675
	Technology—20.45%
16,700	American Reprographics Co.(a)	96,088	56,112
9,500	Imation Corp.(a)	104,625	69,445
6,000	InfoSpace, Inc.(a)	49,299	50,160
5,200	Multi-Fineline Electronix, Inc.(a)	132,171	103,688
16,780	PCTEL, Inc.(a)	115,253	103,197
22,600	Pervasive Software Inc.(a)	143,370	135,600
8,700	Sigma Designs, Inc.(a)	110,326	68,208
5,300	Tessera Technologies, Inc.(a)	75,604	63,282
		826,736	649,692

	Total common stocks	3,988,237	3,123,521
	Total Investments—98.31%	$3,988,237	3,123,521
	Other Assets less Liabilities—1.69%		53,548
	Net Assets—100.00%		$3,177,069

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
The accompanying notes are an integral part of the financial statements.

Annual Report	24	800.292.7435

Statements of Assets & Liabilities				September 30, 2011

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Assets:
Investments in unaffiliated issuers, at value
(cost $1,035,530,136, $913,024,001,
$44,115,862 and $3,988,237, respectively)	$1,227,861,381	$1,131,049,908	$42,570,923	$3,123,521
Investments in affiliated issuers, at value
(cost $106,041,985)	107,983,047	—	—	—
Repurchase agreements, at value
(cost $14,395,557, $12,032,494,
$150,779 and $0, respectively)	14,395,557	12,032,494	150,779	—
Cash	—	—	—	71,989
Receivable for fund shares sold	1,337,180	553,893	2,378	6,834
Receivable for securities sold	—	—	95,751	—
Dividends and interest receivable	966,888	2,476,368	25,202	902
Prepaid and other assets	15,574	13,272	14,597	7,175
Total assets	1,352,559,627	1,146,125,935	42,859,630	3,210,421

Liabilities:
Payable for securities purchased	402,323	—	270,844	—
Payable for fund shares redeemed	599,631	2,208,152	—	75
Other liabilities	706,138	511,662	41,332	33,277
Total liabilities	1,708,092	2,719,814	312,176	33,352
Net assets	$1,350,851,535	$1,143,406,121	$42,547,454	$3,177,069

Net assets consist of:
Paid-in capital	$1,545,905,037	$959,182,067	$47,676,756	$4,041,785
Accumulated undistributed net
investment income	3,226,540	3,870,084	145,903	—
Accumulated net realized (loss) on
investment transactions	(392,552,349)	(37,671,937)	(3,730,266)	—
Net unrealized appreciation (depreciation)
on investments	194,272,307	218,025,907	(1,544,939)	(864,716)
Total net assets	$1,350,851,535	$1,143,406,121	$42,547,454	$3,177,069

Total net assets:	$1,350,851,535	$1,143,406,121	$42,547,454	$3,177,069
Shares outstanding (no par value)	36,769,161	32,849,389	4,588,982	412,114
Net asset value, offering and redemption
price per share	$36.74	$34.81	$9.27	$7.71

The accompanying notes are an integral part of the financial statements.

arielinvestments.com	25	Annual Report

Statements of Operations			Year Ended September 30, 2011

				Ariel Discovery Fund
	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	January 31, 2011* to
				September 30, 2011
Investment income:
Dividends
Unaffiliated issuers	$25,015,251	$21,082,469	$858,866(a)	$7,020
Affiliated issuers	465,447(b)	—	—	—
Interest	2,364	715	29	3
Total investment income	25,483,062	21,083,184	858,895	7,023

Expenses:
Management fees	12,394,977	10,200,188	397,813	21,362
Distribution fees	5,293,171	3,634,688	132,604	5,303
Shareholder service fees	2,545,308	1,536,640	33,823	337
Transfer agent fees and expenses	701,980	564,165	65,771	14,660
Printing and postage expenses	442,875	284,300	18,640	6,190
Trustees' fees and expenses	299,550	221,415	61,290	35,941
Professional fees	89,568	76,784	42,725	42,279
Custody fees and expenses	64,502	40,331	3,692	3,572
Federal and state registration fees	77,358	80,429	35,130	9,175
Interest expense	12,520	164	277	—
Miscellaneous expenses	157,315	117,038	9,382	5,023
Total expenses before reimbursements	22,079,124	16,756,142	801,147	143,842
Expense reimbursements	—	—	(137,849)	(111,875)
Net expenses	22,079,124	16,756,142	663,298	31,967
Net investment income (loss)	3,403,938	4,327,042	195,597	(24,944)

Realized and unrealized gain (loss):
Net realized gain on investments
Unaffiliated issuers	285,463,161	151,742,510	1,944,544	14,479
Affiliated issuers	571,359(b)	—	—	—
Change in net unrealized appreciation
(depreciation) on investments	(493,701,099)	(240,952,711)	(1,667,748)	(864,716)
Net gain (loss) on investments	(207,666,579)	(89,210,201)	276,796	(850,237)
Net increase (decrease) in net assets
resulting from operations	$(204,262,641)	$(84,883,159)	$472,393	$(875,181)

*Commencement of operations.
(a) Net of $761 in foreign tax withheld.
(b) See Note Five for information on affiliated issuers.
The accompanying notes are an integral part of the financial statements.

Annual Report	26	800.292.7435

Statements of Changes in Net Assets

	Ariel Fund		Ariel Appreciation Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Operations:
Net investment income (loss)	$3,403,938	$(3,177,765)	$4,327,042	$(811,019)
Net realized gain on investments and
foreign currency translations	286,034,520	78,990,299	151,742,510	72,511,844
Change in net unrealized appreciation (depreciation)
on investments and foreign currency translations	(493,701,099)	241,230,773	(240,952,711)	128,492,482
Net increase (decrease) in net assets from operations	(204,262,641)	317,043,307	(84,883,159)	200,193,307

Distributions to shareholders:
Net investment income	(181,815)	(311,308)	(456,958)	(1,663,895)

Share transactions:
Shares issued	347,667,200	546,052,712	220,661,388	381,302,492
Shares issued in reinvestment of
dividends and distributions	177,682	298,043	440,002	1,621,200
Shares redeemed	(745,682,629)	(622,641,856)	(322,755,261)	(485,168,399)
Net decrease from share transactions	(397,837,747)	(76,291,101)	(101,653,871)	(102,244,707)
Total increase (decrease) in net assets	(602,282,203)	240,440,898	(186,993,988)	96,284,705

Net assets:
Beginning of year	1,953,133,738	1,712,692,840	1,330,400,109	1,234,115,404
End of period	$1,350,851,535	$1,953,133,738	$1,143,406,121	$1,330,400,109

Accumulated undistributed net investment income
included in net assets at end of period	$3,226,540	$4,417	$3,870,084	$ —

Capital share transactions:
Shares sold	7,209,068	13,742,437	5,206,549	10,632,969
Shares reinvested	3,637	7,646	10,331	45,197
Shares redeemed	(16,102,661)	(15,961,945)	(7,576,044)	(13,848,607)
Net decrease in shares outstanding	(8,889,956)	(2,211,862)	(2,359,164)	(3,170,441)

arielinvestments.com	27	Annual Report

Statements of Changes in Net Assets (continued)

	Ariel Focus Fund		Ariel Discovery
			Fund
			January 31, 2011*
	Year Ended	Year Ended	to
	September 30, 2011	September 30, 2010	September 30, 2011

Operations:
Net investment income (loss)	$195,597	$164,351	$(24,944)
Net realized gain on investments and foreign currency translations	1,944,544	2,364,146	14,479
Change in net unrealized appreciation (depreciation) on investments
and foreign currency translations	(1,667,748)	(807,419)	(864,716)
Net increase (decrease) in net assets from operations	472,393	1,721,078	(875,181)

Distributions to shareholders:
Net investment income	(140,338)	(142,500)	—

Share transactions:
Shares issued	9,262,293	27,500,611	4,344,275
Shares issued in reinvestment of dividends and distributions	125,859	123,416	—
Shares redeemed	(21,781,596)	(9,470,831)	(292,025)
Net increase (decrease) from share transactions	(12,393,444)	18,153,196	4,052,250
Total increase (decrease) in net assets	(12,061,389)	19,731,774	3,177,069

Net assets:
Beginning of year	54,608,843	34,877,069	—
End of period	$42,547,454	$54,608,843	$3,177,069

Accumulated undistributed net investment income
included in net assets at end of period	$145,903	$90,644	—

Capital share transactions:
Shares sold	876,263	2,796,804	442,258
Shares reinvested	12,032	13,032	—
Shares redeemed	(2,055,177)	(1,021,271)	(30,144)
Net increase (decrease) in shares outstanding	(1,166,882)	1,788,565	412,114

* Commencement of operations.
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	28	Annual Report

Financial Highlights For a share outstanding throughout each period

Ariel Fund			Year Ended September 30

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$42.78	$35.78	$36.53	$54.60	$52.00
Income from investment operations:
Net investment income (loss)	0.09	(0.07)	0.13	0.36	0.03
Net realized and unrealized gains (losses) on investments	(6.13)	7.08	(0.50)	(13.78)	5.97
Total from investment operations	(6.04)	7.01	(0.37)	(13.42)	6.00

Distributions to shareholders:
Dividends from net investment income	(0.00)(a)	(0.01)	(0.38)	(0.15)	—
Distributions from capital gains	—	—	—	(4.50)	(3.40)
Total distributions	(0.00)	(0.01)	(0.38)	(4.65)	(3.40)
Net asset value, end of period	$36.74	$42.78	$35.78	$36.53	$54.60
Total return	(14.11)%	19.58%	(0.36)%	(26.55)%	11.97%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,350,852	$1,953,134	$1,712,693	$1,845,578	$3,975,046
Ratio of expenses to average net assets	1.04%	1.06%	1.14%	1.07%	1.03%
Ratio of net investment income (loss) to average net assets	0.16%	(0.16)%	0.41%	0.76%	0.05%
Portfolio turnover rate	29%	40%	45%	24%	25%

Ariel Appreciation Fund			Year Ended September 30

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$37.79	$32.16	$36.39	$50.65	$48.46
Income from investment operations:
Net investment income (loss)	0.13	(0.03)	0.08	0.17	0.18
Net realized and unrealized gains (losses) on investments	(3.10)	5.70	(1.02)	(9.74)	5.49
Total from investment operations	(2.97)	5.67	(0.94)	(9.57)	5.67

Distributions to shareholders:
Dividends from net investment income	(0.01)	(0.04)	(0.18)	(0.23)	(0.02)
Distributions from capital gains	—	—	(3.11)	(4.46)	(3.46)
Total distributions	(0.01)	(0.04)	(3.29)	(4.69)	(3.48)
Net asset value, end of period	$34.81	$37.79	$32.16	$36.39	$50.65
Total return	(7.86)%	17.64%	3.54%	(20.49)%	12.09%

Supplemental data and ratios:
Net assets, end of period, in thousands	$1,143,406	$1,330,400	$1,234,115	$1,459,648	$2,452,674
Ratio of expenses to average net assets	1.15%	1.18%	1.25%	1.19%	1.12%
Ratio of net investment income (loss) to average net assets	0.30%	(0.06)%	0.42%	0.39%	0.33%
Portfolio turnover rate	26%	41%	44%	26%	29%

(a) Amount is less than $(0.005).
The accompanying notes are an integral part of the financial statements.

arielinvestments.com	29	Annual Report

Financial Highlights For a share outstanding throughout each period (continued)

Ariel Focus Fund			Year Ended September 30
	2011	2010	2009	2008	2007
Net asset value, beginning of year	$9.49	$8.79	$9.74	$11.93	$10.69
Income from investment operations:
Net investment income	0.04	0.04	0.05	0.04	0.05
Net realized and unrealized gains (losses) on investments	(0.23)	0.70	(0.94)	(1.92)	1.24
Total from investment operations	(0.19)	0.74	(0.89)	(1.88)	1.29

Distributions to shareholders:
Dividends from net investment income	(0.03)	(0.04)	(0.06)	(0.04)	(0.05)
Distributions from capital gains	—	—	—	(0.27)	—
Total distributions	(0.03)	(0.04)	(0.06)	(0.31)	(0.05)
Net asset value, end of period	$9.27	$9.49	$8.79	$9.74	$11.93
Total return	(2.07)%	8.37%	(9.02)%	(16.08)%	12.05%

Supplemental data and ratios:
Net assets, end of period, in thousands	$42,547	$54,609	$34,877	$37,871	$43,275
Ratio of expenses to average net assets, including waivers	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets, excluding waivers	1.51%	1.58%	1.87%	1.61%	1.63%
Ratio of net investment income to average net assets,					`
including waivers	0.37%	0.36%	0.68%	0.37%	0.43%
Ratio of net investment income to average net assets,
excluding waivers	0.11%	0.03%	0.06%	0.00%	0.05%
Portfolio turnover rate	40%	52%	42%	49%	28%

Ariel Discovery Fund				January 31, 2011(a) to
				September 30, 2011
Net asset value, beginning of year				$10.00
Income from investment operations:
Net investment loss				(0.06)
Net realized and unrealized losses on investments				(2.23)
Total from investment operations				(2.29)

Net asset value, end of period				$7.71
Total return				(22.90)%(b)

Supplemental data and ratios:
Net assets, end of period, in thousands				$3,177
Ratio of expenses to average net assets, including waivers				1.50%(c)
Ratio of expenses to average net assets, excluding waivers				6.75%(c)
Ratio of net investment loss to average net assets, including waivers				(1.17)%(c)
Ratio of net investment loss to average net assets, excluding waivers				(6.42)%(c)
Portfolio turnover rate				18%(b)

(a) Commencement of operations.
(b) Not annualized.
(c) Annualized.
The accompanying notes are an integral part of the financial statements.

Annual Report	30	800.292.7435

Notes to the Financial Statements	September 30, 2011

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and Ariel Discovery Fund (the “Funds”) are series of the Trust.  Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund are diversified portfolios and Ariel Focus Fund is a non-diversified portfolio of the Trust.  The Ariel Discovery Fund commenced operations on January 31, 2011.

Note Two | Significant accounting policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The financial statements have been prepared in accordance with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions at the date of the financial statements.  Actual results may differ from such estimates.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that may provide certain indemnifications.  The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred.  Based on experience, however, the risk of loss is expected to be remote.

Subsequent events— In preparing these financial statements, the Trust has evaluated subsequent events after September 30, 2011 and there were no such events that would require adjustment to or additional disclosure in these financial statements.

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs.  The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).  These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities
Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)
Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/ or income approach, depending on the type of security and the particular circumstance.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities.  The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Funds’ investments carried at market value:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Level 1	$1,335,844,428	$1,131,049,908	$42,570,923	$3,123,521
Level 2	14,395,557	12,032,494	150,779	—
Level 3	—	—	—	—
Market
Value at
9/30/2011	$1,350,239,985	$1,143,082,402	$42,721,702	$3,123,521

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

As of September 30, 2011 all Level 2 securities held are repurchase agreements, see Schedule of Investments.

The FASB issued amendments to ASC Topic 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (ASU No. 2011-04).  Such amendments are effective for fiscal years beginning after December 15, 2011.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Investment valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price.  If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

arielinvestments.com	31	Annual Report

Notes to the Financial Statements (continued)

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  Debt securities with maturities over 60 days are valued at the yield equivalent as obtained from a pricing service or one or more market makers for such securities.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign transactions— The books and records of the Funds are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Funds’ records at the rate prevailing when earned or recorded.  Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.  The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Federal taxes— It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.  Accordingly, no provision for federal income or excise taxes has been made.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.  The Funds’ first fiscal year end subject to the Act is September 30, 2012.

Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and state tax jurisdictions (tax years ended September 30, 2008-2011), in accordance with ASC 740-10, and no tax exposure reserve was required in the financial statements.

Securities transactions and investment income— Securities transactions are accounted for on a trade date basis.  Realized gains and losses from securities transactions are recorded on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis.  Premiums and discounts on securities purchased are amortized using the effective interest method.

Expenses— The Funds contract and are charged for those expenses that are directly attributable to each Fund.  Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.  Various third party firms provide shareholder recordkeeping, communications and other services to beneficial owners of shares of the Funds.  The fees incurred under these arrangements are reported as “Shareholder service fees” in the Statements of Operations.

Distributions to shareholders— Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually.

Distributions to shareholders are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized capital gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made at the end of the fiscal year for such differences that are permanent in nature.  Reclassifications recorded in the net asset accounts at September 30, 2011 were as follows:

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Paid-in-capital	$—	$—	$—	$(10,465)
Undistributed
net investment
income	—	—	—	24,944
Accumulated net
realized loss	—	—	—	(14,479)

Annual Report	32	800.292.7435

September 30, 2011

Note Three | Investment transactions, distributions and federal income tax matters
Purchases and proceeds from sales of securities, excluding short-term investments and U.S. government securities, for the year ended September 30, 2011 (eight months ended for Ariel Discovery Fund) were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Purchases	$592,571,494	$377,602,367	$20,598,889	$4,447,697
Sales	977,842,300	480,551,691	31,296,189	473,939

The cost and unrealized appreciation and depreciation of securities on a federal income tax basis at September 30, 2011 were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Cost	$1,225,084,952	$968,522,975	$45,050,854	$3,988,237

Unrealized appreciation	$328,467,275	$319,628,593	$3,618,816	$20,491
Unrealized depreciation	(203,312,242)	(145,069,166)	(5,947,968)	(885,207)
Net unrealized appreciation (depreciation)	$125,155,033	$174,559,427	$(2,329,152)	$(864,716)

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the deferral of losses on wash sales and partnership adjustments.

The tax character of distributions paid during the years ended September 30 was as follows:

	Ariel Fund		Ariel Appreciation Fund		Ariel Focus Fund		Ariel Discovery Fund*
	2011	2010	2011	2010	2011	2010	2011
Distribution from:
Ordinary
income	$181,815	$311,308	$456,958	$1,663,895	$140,338	$142,500	—
Total
distributions	$181,815	$311,308	$456,958	$1,663,895	$140,338	$142,500	—

* Ariel Discovery Fund commenced operations on January 31, 2011.  The Fund did not pay any distributions during the eight months ended September 30, 2011.

The components of accumulated earnings at September 30, 2011 on a federal income tax basis were as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Undistributed ordinary income	$3,209,721	$3,865,116	$145,903	—
Undistributed long-term capital gains	—	5,799,509	—	—
Tax accumulated earnings	3,209,721	9,664,625	145,903	—
Accumulated capital and other losses	(323,418,256)	2	(2,946,053)	—
Unrealized appreciation (depreciation) on investments	125,155,033	174,559,427	(2,329,152)	(864,716)
Total accumulated earnings (losses)	$(195,053,502)	$184,224,054	$(5,129,302)	$(864,716)

As of September 30, 2011, the Funds (where applicable) elected for federal income tax purposes to defer current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year.  The Funds had no post-October losses.

arielinvestments.com	33	Annual Report

Notes to the Financial Statements (continued)

At September 30, 2011, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Years of expiration
2018	$(323,418,254)	—	$(2,946,053)	—

Note Four | Investment advisory and other transactions with related parties
Ariel Investments, LLC (the “Adviser”) provides investment advisory and administrative services to each Fund of the Trust under an agreement (the “Management Agreement”).  Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the annual rates shown below:

Management Fees	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund
Average Daily Net Assets
First $500 million	0.65%	0.75%	0.75%	1.00%
Next $500 million	0.60%	0.70%	0.70%	0.95%
Over $1 billion	0.55%	0.65%	0.65%	0.90%

The Adviser has contractually agreed to reimburse Ariel Fund and Ariel Appreciation Fund to the extent their respective total annual operating expenses (exclusive of brokerage, interest, taxes, distribution plan expenses and extraordinary items) exceed 1.50% of the first $30 million and 1.00% of their respective average daily net assets in excess of $30 million.  The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of its average daily net assets through September 30, 2013.  After that date, there is no assurance that such expenses will be limited.  The Adviser is contractually committed to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of its average daily net assets through September 30, 2014.  After that date, there is no assurance that such expenses will be limited.

Ariel Distributors, LLC is the Funds’ distributor and principal underwriter (“the Distributor”).  The Trust has adopted a plan of distribution under Rule 12b-1 of the 1940 Act applicable to the Funds.  Under the plan, 12b-1 distribution fees up to an annual rate of 0.25% of average daily net assets are paid weekly to the Distributor for its services.  Distribution fee expense totaled $5,293,171 for Ariel Fund, $3,634,688 for Ariel Appreciation Fund and $132,604 for Ariel Focus Fund during the year ended September 30, 2011, and $5,303 for Ariel Discovery Fund for the eight months ended September 30, 2011.  These amounts were paid to the Distributor, which reallowed $4,134,225 for Ariel Fund, $2,851,864 for Ariel Appreciation Fund, $62,828 for Ariel Focus Fund and $617 for Ariel Discovery Fund to broker-dealers who distribute fund shares.  The remaining amounts were retained by the Distributor for its services, advertising, and other distribution expenses.

Trustees’ fees and expenses represent only those expenses of disinterested (independent) trustees of the Funds.

Note Five | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act.  Ariel Fund had the following transactions during the year ended September 30, 2011, with affiliated companies:

		Share Activity			Year Ended September 30, 2011
	Balance			Balance		Dividends	Amount of Gain
Security Name	September 30,	Purchases	Sales	September 30,	Market Value	Credited to	(Loss) Realized on
	2010			2011		Income	Sale of Shares
Interface, Inc.	4,082,338	—	630,100	3,452,238	$40,943,543	$306,049	$1,851,571
Fair Isaac Corp.	1,349,600	1,140,100	293,700	2,196,000	47,938,680	159,398	(1,280,212)
Symmetry Medical Inc.	—	2,474,200	—	2,474,200	19,100,824	—	—
					$107,983,047	$465,447	$571,359

Annual Report	34	800.292.7435

September 30, 2011

Note Six | Line of credit
The Funds have a $125,000,000 Line of Credit (the “Line”), which is uncommitted, with State Street Bank and Trust Company.  The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions.  The Funds incur interest expense to the extent of amounts drawn (borrowed) under the Line.  Interest is based on the federal funds rate in effect at the time of borrowing, plus a margin.

For the year ended September 30, 2011, the details of the borrowings were as follows:

			Weighted
Fund	Average Daily Borrowings	Number of Days Outstanding	Average Annualized Interest Rate
Ariel Fund	$884,015	14	1.40%
Ariel Appreciation Fund	11,731	1	1.38%
Ariel Focus Fund	19,306	15	1.41%

Note Seven | Auditor changes (unaudited)
The Funds engaged Deloitte & Touche LLP as the principal accountants for the fiscal year ending September 30, 2012, and the auditor-client relationship with KPMG LLP will cease upon completion of the audits of the Funds’ financial statements as of and for the year ended September 30, 2011, and the issuance of the independent auditors’ report thereon.  The decision to change accountants was approved by the Audit Committee of the Board of Trustees.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Ariel Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, and Ariel Discovery Fund (the “Funds” within Ariel Investment Trust), including the schedules of investments, as of September 30, 2011, the related statements of operations for the year then ended (period from January 31, 2011, commencement of operations, to September 30, 2011 for Ariel Discovery Fund), the statements of changes in net assets for each of the years in the two-year period then ended (period from January 31, 2011, commencement of operations, to September 30, 2011 for Ariel Discovery Fund), and the financial highlights for each of the years in the five-year period then ended (period from January 31, 2011, commencement of operations, to September 30, 2011 for Ariel Discovery Fund).  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2011, and the results of their operations for the year then ended (period from January 31, 2011, commencement of operations, to September 30, 2011 for Ariel Discovery Fund), the changes in their net assets for each of the years in the two-year period then ended (period from January 31, 2011, commencement of operations, to September 30, 2011 for Ariel Discovery Fund), and the financial highlights for each of the years in the five-year period then ended (period from January 31, 2011, commencement of operations, to September 30, 2011 for Ariel Discovery Fund), in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 8, 2011

arielinvestments.com	35	Annual Report

Fund Expense Example

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses.  The Funds currently do not charge any transaction costs, such as sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees or exchange fees.  The following example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note that IRA, 403(b) and Coverdell ESA account holders are charged an annual $15 recordkeeping fee or a one-time, lifetime $60 fee.  If these fees were included in either the Actual Expense or Hypothetical Example below, your costs would be higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2011-September 30, 2011.

Actual expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses for that particular Fund.  You may use the information in each of these lines, together with the amount you invested, to estimate the expenses that you paid over the period in each Fund.  Simply divide your account value  by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading, entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period in each Fund.

Hypothetical example for comparison purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in each of the Funds to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in each of the Funds.  Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Annualized
Fund and Return	April 1, 2011	September 30, 2011	Period*	Expense Ratio*
Ariel Fund
Actual	$1,000.00	$695.80	$4.51	1.06%
Hypothetical (5% before expenses)	1,000.00	1,019.75	5.37	1.06%

Ariel Appreciation Fund
Actual	$1,000.00	$767.40	$5.10	1.15%
Hypothetical (5% before expenses)	1,000.00	1,019.30	5.82	1.15%

Ariel Focus Fund
Actual	$1,000.00	$851.20	$5.80	1.25%
Hypothetical (5% before expenses)	1,000.00	1,018.80	6.33	1.25%

Ariel Discovery Fund
Actual	$1,000.00	$746.40	$6.57	1.50%
Hypothetical (5% before expenses)	1,000.00	1,026.47	7.62	1.50%

*   Expenses are equal to each Fund’s annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

Annual Report	36	800.292.7435

Important Supplemental Information	September 30, 2011

2011 Tax Information
The following information for the fiscal year ended September 30, 2011 for Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund and for the eight months ended September 30, 2011 for the Ariel Discovery Fund is provided pursuant to provisions of the Internal  Revenue Code.

		Ariel	Ariel	Ariel
	Ariel Fund	Appreciation	Focus	Discovery
		Fund	Fund	Fund
Long term
capital gain
distributions
paid during
the year*	$—	$—	$—	$—
Dividends
received
deduction %
for corporate
shareholders	100%	100%	100%	0%
*designated for purposes of the dividends paid deduction.

Complete information will be reported on Forms 1099-DIV sent to shareholders in January 2012.  The Funds intend to designate the maximum amount of qualified dividend income allowed.

Proxy Voting Policies, Procedures, and Record
Both a description of the policies and procedures that the Funds’ investment adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available upon request by calling  800-292-7435.   Such information for the Funds is also available on the Securities and Exchange Commission’s (“SEC”) web site at www.sec.gov.

Shareholder Statements and Reports
The Funds attempt to reduce the volume of mail sent to shareholders by sending one copy of financial reports, prospectuses and other regulatory materials to two or more account holders who share the same address.  We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.  Should you wish to receive individual copies of materials, please contact us at 800-292-7435.  Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

Availability of Quarterly Portfolio Schedule
The Funds file complete schedules of investments with the SEC for the quarters ended December 31 and June 30 of each fiscal year on Form N-Q which are available on the SEC’s website at www.sec.gov.  Additionally, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  For information on the Public Reference Room, call 800-SEC-0330.

All quarterly reports are made available to shareholders on the Funds’ web site at www.arielinvestments.com.

arielinvestments.com	37	Annual Report

Board of Trustees

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Mario L. Baeza, Esq.	Trustee, Member of	Indefinite, until successor	Chairman and CEO, The	Air Products and
Age: 60	Management Contracts	elected	Baeza Group, LLC and	Chemicals, Inc., Brown
	and Governance		Baeza & Co., LLC (Hispanic-	Shoe Company, Inc., Israel
	Committees	Served as a Trustee	owned investment firms)	Discount Bank
		since 1995	since 1995; Founder and
Executive Chairman, V-Me
Media, Inc. (national
Spanish language televi-
sion network) since 2006

James W. Compton	Trustee, Member of	Indefinite, until successor	Retired President and CEO,	Seaway Bank and Trust
Age: 73	Governance and Audit	elected	Chicago Urban League	Company, Commonwealth
	Committees		(non-profit, civil rights and	Edison Company
		Served as a Trustee	community-based organi-
		since 1997	zation), 1972 to 2006

William C. Dietrich	Trustee, Chairman of Audit	Indefinite, until successor	Former Executive Director,
Age: 62	Committee, Member of	elected	Shalem Institute for
	Executive Committee		Spiritual Formation, Inc.
		Served as a Trustee	(ecumenical educational
		since 1986	institute)

Royce N. Flippin, Jr.	Lead Independent Trustee,	Indefinite, until successor	President, Flippin	Technical Career Institute
Age: 77	Member of Management	elected	Associates (consulting	in New York City,
	Contracts and Governance		firm) since 1992	TerraCycle, Inc.
	Committees, Chairman of	Served as a Trustee
	Executive Committee	since 1986 and Lead
Independent Trustee
since 2006

John G. Guffey, Jr.	Trustee, Member of	Indefinite, until successor	President, Aurora Press,	Founder, Calvert Group,
Age: 63	Management Contracts	elected	Inc. (publisher of trade	Ltd., Trustee of select
	and Audit Committees		paperback books) since	Calvert mutual funds
		Served as a Trustee	2003
since 1986

Mellody L. Hobson	Chairman of the Board of	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 42	Trustees and President,	elected	Investments since 2000	SKG, Inc., The Estee
	Member of Executive			Lauder Companies Inc.,
	Committee	Served as a Trustee since		Groupon, Inc., Starbucks
		1993, President since 2002		Corporation, Sundance
		and Chairman		Institute, Chicago Public
		since 2006.		Education Fund, The Field
Museum, Investment
Company Institute (Board
of Governors)

arielinvestments.com	38	800.292.7435

	Position(s) held	Term of office and length	Principal occupation(s)
Name and age	with Fund	of time served	during past 5 years	Other directorships

Christopher G. Kennedy	Trustee, Member of	Indefinite, until successor	Immediate Past President,	Interface Inc., University
Age: 48	Audit and Governance	elected	Merchandise Mart	of Illinois (Chairman of the
	Committees		Properties, Inc. (real estate	Board of Trustees), The
		Served as a Trustee since	management firm)	Chicago Community Trust
1995

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 51		elected	Ariel Investments since	of Regents, Member of
			1999, Chief Marketing	the Investment Policy
		Served as a Trustee	Officer, Mutual Funds since	Committee and Board of
		since 2003 and Vice	2007	Advisors for the Graduate
		President since 1999		School of Business, Harris
Theater for Music and
Dance, Lupus Foundation
of America, Inc.

William M. Lewis, Jr.	Trustee, Member of	Indefinite, until successor	Managing Director	Darden Restaurants,
Age: 55	Management Contracts	elected	and Co-Chairman of	Inc., Phillips Academy,
	Committee		Investment Banking, Lazard	Morehouse College, New
		Served as a Trustee	Ltd. since 2004	York Philharmonic
since 2007

H. Carl McCall	Trustee, Chairman of	Indefinite, until successor	Principal, Convent Capital,	The State University
Age: 75	Governance Committee,	elected	LLC (financial advisory firm)	of New York Board of
	Member of Audit		since 2004, former New	Trustees (Chairman)
	Committee	Served as a Trustee	York State Comptroller
since 2006

John W. Rogers, Jr.	Trustee	Indefinite, until	Founder, Chairman, CEO	Aon Corporation, Exelon
Age: 53		successor elected	and Chief Investment	Corporation, McDonald’s
			Officer, Ariel Investments,	Corporation, Chicago
		Served as a Trustee	Lead Portfolio Manager,	Urban League, Trustee of
		1986 to 1993 and	Ariel Fund & Ariel	the University of Chicago,
		since 2000	Appreciation Fund	John S. and James L. Knight
Foundation, Economic
Club of Chicago (Former
Chairman), Chair of the
President’s Advisory Council
on Financial Capability

James M. Williams	Trustee, Chairman of	Indefinite, until successor	Vice President and	SEI Mutual Funds
Age: 63	Management Contracts	elected	Chief Investment Officer,
	Committee		J. Paul Getty Trust, since
		Served as a Trustee	2002
since 2006

CHAIRMAN EMERITUS
(has no trustee duties or responsibilities)
Bert N. Mitchell, CPA

Note:  Number of portfolios in complex overseen by all Trustees is four.  Address for all Trustees is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601

Officers

	Position(s) held	Term of office and length	Principal occupation(s)	Other directorships
Name and age	with Fund	of time served	during past 5 years	held by officer

Mareile B. Cusack	Vice President, Anti-Money	Indefinite, until successor	Vice President, Ariel	Smart Museum of Art
Age: 53	Laundering Officer and	elected	Investments since 2007,	(University of Chicago),
	Assistant Secretary		General Counsel since	The Great Books
		Served as Vice President	October 2008; Vice	Foundation
		and Assistant Secretary	President and Associate
		since 2008	General Counsel, Chicago
Stock Exchange, Inc. 2007
		Served as Anti-Money	and Chief Enforcement
		Laundering Officer since	Counsel, 2004 to 2007
2010

Mellody L. Hobson	Chairman, President, Chief	Indefinite, until successor	President, Ariel	DreamWorks Animation
Age: 42	Executive Officer and	elected	Investments, since 2000	SKG, Inc., The Estee Lauder
	Principal Executive Officer			Companies Inc., Group on,
		Served as a Trustee since		Inc., Starbucks Corporation,
		1993, President since 2002		Sundance Institute, Chicago
		and Chairman		Public Education Fund, The
		since 2006		Field Museum, Investment
Company Institute (Board
of Governors)

Merrillyn J. Kosier	Trustee and Vice President	Indefinite, until successor	Executive Vice President,	Loyola University Council
Age: 51		elected	Ariel Investments since	of Regents, Member of
			1999, Chief Marketing	the Investment Policy
		Served as a Trustee since	Officer, Mutual Funds since	Committee and Board of
		2003 and Vice President	2007	Advisors for the Graduate
		since 1999		School of Business, Harris
Theater for Music and
Dance, Lupus Foundation
of America, Inc.

Jeffrey H. Rapaport	Vice President and	Served as Vice President	Vice President, Fund
Age: 35	Assistant Treasurer	and Assistant Treasurer	Administration since 2010;
		since 2010	Senior Fund Administration
Analyst, Ariel Investments,
2007-2010; Fund
Administrator, Ariel
Investments, 2005-2007

Anita M. Zagrodnik, CPA	Chief Financial Officer,	Indefinite, until successor	Senior Vice President,
Age: 51	Chief Compliance Officer,	elected	Fund Administration,
	Vice President, Secretary		Ariel Investments since
	and Treasurer	Served as Vice President	2010; Vice President,
		since 2003, Chief Financial	Fund Administration, Ariel
		Officer and Treasurer since	Investments, 2003-2010
2010, Chief Compliance
Officer, Ariel Investment Trust
since 2004, Secretary since
2007, Assistant Secretary
from 2003-2007

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees and Officers.  The SAI is available without charge by calling 800.292.7435 or logging on to our website, arielinvestments.com.  Note: Number of portfolios in complex overseen by all Officers  is four.  Address for all officers is 200 East Randolph Dr., Suite 2900, Chicago, IL 60601.

arielinvestments.com	40	800.292.7435

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies, as of the end of the period covered by this report that applies to the registrant’s principal executive officer and principal financial officer, or persons performing similar functions.  A copy of the code of ethics is available on our web site at www.arielmutualfunds.com and without charge, upon request by calling toll-free 1-800-292-7435.

During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) William C. Dietrich, (2) Christopher G. Kennedy, (3) John G. Guffey, Jr. and (4) H. Carl McCall.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees.  The aggregate Audit Fees of KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were $74,000 and $57,500.

(b)   Audit-Related Fees.  The aggregate Audit-Related Fees of KPMG for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as Audit Fees for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were $0 and $0.

For the twelve month periods ended September 30, 2011 and September 30, 2010, aggregate Audit-Related Fees billed by KPMG that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment advisor and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)   Tax Fees.  The aggregate Tax Fees of KPMG for professional services rendered for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended September 30, 2011 and September 30, 2010, respectively, were $14,000 and $9,600.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

For the twelve month periods ended September 30, 2011 and September 30, 2010, the aggregate Tax Fees billed by KPMG that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)           All Other Fees.  The aggregate Other Fees of KPMG for all other non-audit services rendered to the registrant for the fiscal years ended September 30, 2011 and September 30, 2010, were $0 and $0.

For the twelve month periods ended September 30, 2011 and September 30, 2010, the aggregate fees in this category billed by KPMG that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)           Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the registrant’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)           No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not applicable.

(g)           For the twelve month periods ended September 30, 2011 and September 30, 2010, aggregate non-audit fees billed by KPMG for services rendered to the registrant were $14,000 and $9,600, respectively.

For the twelve month periods ended September 30, 2011 and September 30, 2010, aggregate non-audit fees billed by KPMG for services rendered to the Affiliated Services Providers were $0 and $0, respectively.

(h)           The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared.  The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)
There were no significant changes in the registrant's internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s second fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable. Item 2 requirements satisfied through alternative means.

(a)  (2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(a)  (3) Written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).  A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ariel Investment Trust

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:     1/23/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Mellody Hobson
        Mellody Hobson
        President and Principal Executive Officer

Date:     1/23/2012

By:   /s/ Anita Zagrodnik
       Anita Zagrodnik
       Treasurer and Chief Financial Officer

Date:     1/23/2012